                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-12

                            Alberto-Culver Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                            ALBERTO-CULVER COMPANY
                            Melrose Park, Illinois


                                                               December 12, 2000



TO THE STOCKHOLDERS:

     The annual meeting of stockholders will be held at the principal office of the Company in Melrose Park, Illinois, on Thursday, January 25, 2001, at 10:00 a.m.

     You are cordially invited to attend this meeting in person. The principal business at the meeting will be to (i) elect three directors, (ii) re-approve the Alberto-Culver Company Employee Stock Option Plan of 1988, as amended, and
(iii) re-approve the Alberto-Culver Company 1994 Restricted Stock Plan, as amended.

     At your earliest convenience, please sign and return the enclosed proxy card to assure that your shares will be represented at the meeting.


                              Sincerely,

                              /s/ Leonard H. Lavin


                               Leonard H. Lavin
                                   Chairman

                               NOTICE OF MEETING


     The annual meeting of stockholders of Alberto-Culver Company (the "Company") will be held on Thursday, January 25, 2001, at 10:00 a.m. Chicago time, at the principal office of the Company, 2525 Armitage Avenue, Melrose Park, Illinois 60160 for the following purposes:

     1.   To elect three directors.

     2. To re-approve the Alberto-Culver Company Employee Stock Option Plan of 1988, as amended.

     3. To re-approve the Alberto-Culver Company 1994 Restricted Stock Plan, as amended.

     4. To transact such other business as may properly come before the meeting.

     The board of directors has fixed the close of business on December 1, 2000 as the record date for determination of the stockholders entitled to notice of and to vote at the meeting.

                              /s/ Bernice E. Lavin
                                Bernice E. Lavin
                                   Secretary

December 12, 2000

ALBERTO-CULVER COMPANY                                           PROXY STATEMENT



2525 Armitage Avenue                                           December 12, 2000
Melrose Park, Illinois  60160


                            Solicitation of Proxies

     The board of directors of Alberto-Culver Company (the "Company") solicits your proxy for use at the annual meeting of stockholders to be held on January 25, 2001 and at any adjournment thereof.

     On December 1, 2000, the record date for the meeting, the Company had outstanding shares of common stock consisting of 23,340,939 shares of Class A and 32,957,471 shares of Class B. This Proxy Statement and form of proxy are being mailed to stockholders on or about December 12, 2000.

     Each holder of record at the close of business on the record date is entitled to one vote for each Class B share and one-tenth of a vote for each Class A share then held. Any person submitting a proxy has the right to revoke it at any time before it is voted, in person at the meeting, by written notice to the Secretary of the Company or by delivery of a later-dated proxy.

     The election of directors is decided by a plurality of the votes cast by holders of all shares entitled to vote in the election. Accordingly, withheld votes and broker non-votes will not affect the outcome of the election. The affirmative vote of the majority of shares of stock present in person or by proxy at the meeting and entitled to vote on such matters is required to re-approve the Alberto-Culver Company Employee Stock Option Plan of 1988, as amended ("ACSOP"), and the Alberto-Culver Company 1994 Restricted Stock Plan, as amended ("RSP"). Although abstentions and broker non-votes will be treated as present at the meeting for purposes of determining a quorum, abstentions will have the effect of a vote against the re-approval of the ACSOP and the RSP and broker non-votes will have no effect on the re-approval of the ACSOP and the RSP.

                             Election of Directors

     Unless otherwise instructed, proxies will be voted for the election as directors of the three persons listed as nominees for a term of three years.
All of the nominees, except Sam J. Susser, are currently serving as directors. Should any of the nominees become unable to accept nomination or election (which the Company has no reason to expect), it is the intention of the persons named in the enclosed proxy to vote for a substitute in each case or the board of directors may make an appropriate reduction in the number of directors to be elected.

Nominees for Terms Expiring at the Annual Meeting in 2004 (Class I)

     A. G. Atwater, Jr., age 57, has served as a director of the Company since October 1995 and as President and Chief Executive Officer of Amurol Confections Company, a specialty confections manufacturer and a wholly-owned associated company of the Wm. Wrigley, Jr. Company, for more than the past five years.

     Sam J. Susser, age 61, has served as Chairman of the Board of SSP Partners, an operator of convenience stores under the brand name "Circle K", since May 1995. From 1988 to May 1995, Mr. Susser served as Chairman of the Board of Southguard Corporation. SSP Partners is the successor of Southguard Corporation.

     William W. Wirtz, age 71, has served as a director of the Company since 1978 and as President of Wirtz Corporation, a diversified operations and investment company, for more than the past five years. Mr. Wirtz is also a director of Firstar Corporation.

     The board of directors recommends that the stockholders vote FOR the election of each of the nominees for director.

Directors Whose Terms Expire at the Annual Meeting in 2002 (Class II)

     Howard B. Bernick, age 48, has served as a director of the Company since 1986, as President of the Company since 1988 and as Chief Executive Officer of the Company since 1994. Mr. Bernick is also a director of AAR Corp. Mr. Bernick is the husband of Carol L. Bernick and the son-in-law of Leonard H. Lavin and Bernice E. Lavin.

     Bernice E. Lavin, age 75, has served as a director and Secretary and Treasurer of the Company since 1955 and as Vice Chairman since 1994. Mrs. Lavin is the wife of Leonard H. Lavin, the mother of Carol L. Bernick and the mother-in-law of Howard B. Bernick.

     Allan B. Muchin, age 64, has served as a director of the Company since October 1995 and as Chairman of Katten Muchin Zavis, a Chicago-based law firm, since November 1995. For more than five years prior to November 1995, Mr. Muchin served as Co-Managing Partner and a Member of the Board of Directors and Executive Committee of Katten Muchin Zavis.

     Harold M. Visotsky, M.D., age 76, has served as a director of the Company since 1989, as the Owen L. Coon Professor of Psychiatry and Behavioral Sciences Emeritus at Northwestern University Medical School for more than the past five years, and as a consultant for more than the past five years in the areas of health planning and benefits management.

Directors Whose Terms Expire at the Annual Meeting in 2003 (Class III)

     A. Robert Abboud, age 71, has served as a director of the Company since 1994 and as President of A. Robert Abboud and Company, a private investment firm, for more than the past five years. Mr. Abboud is also a director of AAR Corp. and Hartmarx Corporation.

     Carol L. Bernick, age 48, has served as a director of the Company since 1984, as Assistant Secretary of the Company since 1990, as Vice Chairman of the Company and President of Alberto-Culver North America, a division of the Company, since April 1998 and as President of Alberto-Culver USA, Inc., a wholly-owned subsidiary of the Company, from 1994 to April 1998 and since January 1999. From 1990 to April 1998, she served as Executive Vice President of the Company. Mrs. Bernick is the wife of Howard B. Bernick and the daughter of Leonard H. Lavin and Bernice E. Lavin.

     Leonard H. Lavin, age 81, the founder of the Company, has served as a director and Chairman of the Company since 1955. Mr. Lavin is the husband of Bernice E. Lavin, the father of Carol L. Bernick and the father-in-law of Howard
B. Bernick.

     Robert H. Rock, D.B.A., age 50, has served as a director of the Company since October 1995 and as the President of MLR Holdings, LLC, an investment company with holdings in publishing and information businesses, for more than the past five years. Mr. Rock has also served as Chairman of Metroweek Corporation, a publisher of weekly newspapers and specialty publications, for more than the past five years. Mr. Rock is also a director of Hunt Corporation (formerly known as Hunt Manufacturing Company), Quaker Chemical Corporation and Penn Mutual Life Insurance Company.

              Share Ownership of Directors and Executive Officers

     The table below contains information as of November 17, 2000, concerning the number of shares of Class A common stock and Class B common stock beneficially owned by each director, each person named in the Summary Compensation Table ("named executive officers") and by all directors and executive officers as a group.

======================================================================================================================
                                             Title of    Amount and Nature of Beneficial                Percent
Name of Beneficial Owner                      Class             Ownership (1)(2)                        of Class
======================================================================================================================
                                             Class A                 15,000   (3)                           (4)
A. Robert Abboud                             Class B                  2,000                                 (4)
----------------------------------------------------------------------------------------------------------------------
                                             Class A                 17,000   (5)                           (4)
A. G. Atwater, Jr.                           Class B                      0
----------------------------------------------------------------------------------------------------------------------
                                             Class A                449,618   (6)                         1.91%
Carol L. Bernick                             Class B              4,672,337   (6)                        14.18%
----------------------------------------------------------------------------------------------------------------------
                                             Class A                878,950   (7)                         3.70%
Howard B. Bernick                            Class B                689,794   (7)                         2.09%
----------------------------------------------------------------------------------------------------------------------
                                             Class A                 23,000   (8)                           (4)
Robert P. Gwinn                              Class B                      0
----------------------------------------------------------------------------------------------------------------------
                                             Class A                454,656   (9)                         1.95%
Bernice E. Lavin                             Class B              4,150,482   (9)                        12.59%
----------------------------------------------------------------------------------------------------------------------
                                             Class A                449,378  (10)                         1.93%
Leonard H. Lavin                             Class B              4,755,304  (10)                        14.43%
----------------------------------------------------------------------------------------------------------------------
                                             Class A                 17,000  (11)                           (4)
Allan B. Muchin                              Class B                      0
----------------------------------------------------------------------------------------------------------------------
                                             Class A                 15,700  (12)                           (4)
Robert H. Rock                               Class B                      0
----------------------------------------------------------------------------------------------------------------------
                                             Class A                      0
Sam J. Susser                                Class B                      0
----------------------------------------------------------------------------------------------------------------------
                                             Class A                 15,000  (13)                           (4)
Harold M. Visotsky                           Class B                  1,000  (13)                           (4)
----------------------------------------------------------------------------------------------------------------------
                                             Class A                597,000  (14)                         2.56%
William W. Wirtz                             Class B              1,754,000  (14)                         5.32%
----------------------------------------------------------------------------------------------------------------------
                                             Class A                534,153  (15)                         2.25%
Michael H. Renzulli                          Class B                165,828  (15)                           (4)
----------------------------------------------------------------------------------------------------------------------
All Directors and Executive Officers as a    Class A              3,565,275  (16)                        14.53%
Group (17 persons, including the above)      Class B             16,235,119  (16)                        49.26%
======================================================================================================================

(1) All, but not less than all, of the Class A shares may at any time be converted into Class B shares on a share-for-share basis at the option of the Company. The Class B shares are convertible into Class A shares on a share-for-share basis at the option of the holder.

(2) Such ownership is direct, with sole voting and investment power, except as indicated in subsequent footnotes. Unless otherwise specifically provided, each person disclaims beneficial ownership of any shares indicated as owned indirectly (i.e., as trustee or co-trustee of a trust or as an officer of a foundation).

(3) Includes 3,750 Class A shares subject to stock options exercisable currently or within 60 days.

(4)  Less than 1.0% of the outstanding shares.

(5) Includes 12,721 Class A shares subject to stock options exercisable currently or within 60 days.

(6) Includes 194,094 Class A shares subject to employee stock options exercisable currently or within 60 days. Also includes 1,993,817 Class B shares held as trustee of a trust for the benefit of Mrs. Bernick's sister; 222,527 Class B shares held as trustee of a trust for the benefit of Mrs. Bernick's nephew; 80,088 Class A shares and 87,528 Class B shares held as trustee of trusts for the benefit of Mr. and Mrs. Bernick's sons; 1,943,954 Class B shares held as co-trustee of a trust for the benefit of Mrs. Bernick; 100,000 Class B shares held as trustee of an insurance trust for the benefit of Mr. and Mrs. Lavin's children and grandchildren; and 8,263 Class B shares held as a participant in the Alberto-Culver Company Employees' Profit Sharing Plan (the "Profit Sharing Plan"). Does not include 40,000 Class A shares and 32,000 Class B shares held by the Bernick Family Foundation of which Mrs. Bernick is a director and the President; 100,200 Class A shares and 300,600 Class B shares held as co-trustee with Mrs. Lavin of a trust for the benefit of Mrs. Bernick; and 449,378 Class A shares and 520,000 Class B shares owned by the Lavin Family Foundation of which Mrs. Bernick is a director and an officer. In addition, does not include shares reported as owned by Mr. Bernick, Mr. Lavin or Mrs. Lavin.

(7) Includes 473,850 Class A shares subject to employee stock options exercisable currently or within 60 days; 11,434 Class B shares held as a participant in the Profit Sharing Plan; 46,360 Class B shares and 5,100 Class A shares held as co-trustee of a trust for the benefit of Mr. and Mrs. Bernick's children, for which Mr. Bernick shares voting and investment power; and 40,000 Class A shares and 32,000 Class B shares held by the Bernick Family Foundation of which Mr. Bernick is a director and an officer and shares voting and investment power with Mrs. Bernick. Does not include shares reported as owned by Mrs. Bernick, Mr. Lavin or Mrs. Lavin.

(8) Includes 15,000 Class A shares subject to stock options exercisable currently or within 60 days.

(9) Includes 354,392 Class A shares and 439,704 Class B shares held as trustee of trusts for the benefit of Mr. and Mrs. Lavin's children and grandchildren; and 100,200 Class A shares and 300,600 Class B shares held as co-trustee with Mrs. Bernick of a trust for the benefit of Mrs. Bernick, for which

     Mrs. Lavin shares voting and investment power with Mrs. Bernick. Does not include 449,378 Class A shares and 520,000 Class B shares owned by the Lavin Family Foundation of which Mrs. Lavin is a director and an officer. In addition, does not include shares reported as owned by Mr. Lavin, Mr. Bernick or Mrs. Bernick.

(10) Includes 449,378 Class A shares and 520,000 Class B shares owned by the Lavin Family Foundation of which Mr. Lavin is a director and the President and shares voting and investment power with Mrs. Lavin and Mrs. Bernick. Does not include shares reported as owned by Mrs. Lavin, Mr. Bernick or Mrs. Bernick.

(11) Includes 15,000 Class A shares subject to stock options exercisable currently or within 60 days.

(12) Includes 15,000 Class A shares subject to stock options exercisable currently or within 60 days and 700 Class A shares held jointly with Mr. Rock's wife.

(13) Includes 7,500 Class A shares subject to stock options exercisable currently or within 60 days; and 7,500 Class A shares held as trustee of a trust for the benefit of Dr. Visotsky's wife. Does not include 400 Class A shares held in a trust for the benefit of Dr. Visotsky, for which trust Dr. Visotsky's wife has sole voting and investment power.

(14) Includes 15,000 Class A shares subject to stock options exercisable currently or within 60 days. Also includes 582,000 Class A shares and 1,746,000 Class B shares owned by Wirtz Corporation, of which Mr. Wirtz is President and a director; and 8,000 Class B shares owned by William Wirtz Pension Trust, of which Mr. Wirtz is a trustee.

(15) Includes 437,050 Class A shares subject to employee stock options exercisable currently or within 60 days and 22,712 Class B shares held as a participant in the Profit Sharing Plan.

(16) Includes 1,239,715 Class A shares subject to stock options exercisable currently or within 60 days; 57,994 Class B shares held as participants in the Profit Sharing Plan; 6,269 Class B shares held as participants in the Alberto-Culver 401(k) Savings Plan; and 5,000 Class A shares issued under the RSP ("Restricted Stock"). Such persons have shared voting and investment power as to 596,810 Class A shares and 898,960 Class B shares. Holders of Restricted Stock have sole voting rights and no dispositive rights with respect to those shares that have not vested.

               Meetings and Committees of the Board of Directors

   The board of directors of the Company held four regularly scheduled meetings during fiscal year 2000. No director attended fewer than three-fourths of the aggregate number of meetings of the board of directors and of the committees of the board of directors described below on which he or she served during the fiscal year. There are four standing committees of the board of directors.

   The audit committee, which is composed of A. Robert Abboud, Chairman, A. G. Atwater, Jr., Robert P. Gwinn and Allan B. Muchin, all of whom are independent as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards, held eight meetings during fiscal year 2000. The audit committee assists the board of directors in fulfilling its oversight responsibilities relating to accounting, reporting practices, and the quality and integrity of the financial reports and other publicly disseminated financial information of the Company. The board of directors has adopted a written charter for the audit committee, a copy of which is attached hereto as Annex A.

   The executive committee, which is composed of Leonard H. Lavin, Chairman, A.
G. Atwater, Jr., Carol L. Bernick, Howard B. Bernick, Robert P. Gwinn and Bernice E. Lavin, held no meetings during fiscal year 2000. The executive committee has many of the powers of the board of directors and can act when the board of directors is not in session.

   The compensation committee, which is composed of Robert H. Rock, Chairman, A. Robert Abboud, Robert P. Gwinn and Harold M. Visotsky, held four meetings during fiscal year 2000. The compensation committee reviews executive performance and compensation and administers benefit plans pursuant to which executive officers receive stock options, incentive awards, retirement income and other compensation awards.

   The nominating committee, which is composed of Leonard H. Lavin, Chairman, A. Robert Abboud, Carol L. Bernick, Howard B. Bernick, Bernice E. Lavin and Harold
M. Visotsky, held no meetings during fiscal year 2000. The function of the nominating committee is to evaluate and recommend persons to fill vacancies or newly created positions on the board of directors and to submit the names of those persons so recommended to the full board of directors for approval. Stockholders may submit recommendations for nominations for election to the board of directors. Additional information regarding the stockholder recommendation procedure will be provided upon written request to the Secretary of the Company. Stockholder nominations of directors are subject to the notice requirements described under "Other Business" below.

                            Executive Compensation

   The table below summarizes certain information with respect to compensation paid by the Company or its subsidiaries to the Chief Executive Officer and the four other most highly compensated executive officers of the Company for the past three fiscal years.

===================================================================================================================
                                             SUMMARY COMPENSATION TABLE
===================================================================================================================
                                      Annual Compensation        Long-Term Compensation
                                    -----------------------   -------------------------------
                                                                Awards              Payouts
                                                              --------------------------------
Name                                                          Securities
and                                                           Underlying            LTIP              All Other
Principal                             Salary        Bonus      Options            Payouts           Compensation
Position                     Year      ($)           ($)         (#)               ($)(1)                ($)
===================================================================================================================
Leonard H. Lavin,            2000   $1,200,000   $  821,000            0          $      0          $217,827 (2)
Chairman                     1999    1,200,000      556,000            0                 0           206,791
                             1998    1,149,999      421,000            0           487,500           191,934
-------------------------------------------------------------------------------------------------------------------
Bernice E. Lavin,            2000   $  625,008   $  346,000            0          $      0          $217,827 (2)
Vice Chairman,               1999      625,008      262,000            0                 0           206,791
Secretary and Treasurer      1998      618,756      181,000            0           146,250           191,934
-------------------------------------------------------------------------------------------------------------------
Howard B. Bernick,           2000   $1,425,000   $  975,000      224,000          $      0           $16,249 (3)
President and Chief          1999    1,350,000      625,000      208,000                 0            15,664
Executive Officer            1998    1,225,002      449,000      165,000           316,875            14,796
-------------------------------------------------------------------------------------------------------------------
Carol L. Bernick,            2000   $  775,005   $  429,000       84,000          $      0           $16,249 (3)
Vice Chairman, President,    1999      641,674      293,000       60,000                 0            15,664
Alberto-Culver North         1998      585,422      201,000       45,000           141,375            14,796
America and Assistant
Secretary
-------------------------------------------------------------------------------------------------------------------
Michael H. Renzulli,         2000   $  806,250   $1,000,000       90,000          $      0           $21,523 (4)
President, Sally Beauty      1999      737,502      655,000       60,000                 0            20,632
Company, Inc.                1998      685,008      600,000       45,000           136,500            19,762
===================================================================================================================

(1) For the three-year performance period ended September 30, 2000, the total shareholder return on the Company's Class A shares was -2%, placing it in the 49th percentile of the Standard & Poor's 500 Index with no corresponding payout per unit under the 1994 Shareholder Value Incentive Plan ("SVIP"). For the three-year performance period ended September 30, 1999, the total shareholder return on the Company's Class A shares was 16%, placing it in the 35th percentile of the Standard & Poor's 500 Index with no corresponding payout per SVIP unit. For the three-year performance period ended September 30, 1998, the total shareholder return on the Company's Class A shares was 62%, placing it in the 59.5th percentile of the Standard & Poor's 500 Index with a corresponding payout per SVIP unit of $975.

(2) For Mr. and Mrs. Lavin, the amount for each includes $14,462 of imputed income from life insurance; an annual contribution to the Profit Sharing Plan of $11,429; $188,736 of imputed income from split-dollar life insurance policies; and $3,200 of matching contributions to the Alberto-Culver 401(k) Savings Plan.

(3) For Mr. and Mrs. Bernick, the amount for each includes $1,620 of imputed income from life insurance; an annual contribution to the Profit Sharing Plan of $11,429; and $3,200 of matching contributions to the Alberto-Culver 401(k) Savings Plan.

(4) The amount includes $6,894 of imputed income from life insurance; an annual contribution to the Profit Sharing Plan of $11,429; and $3,200 of matching contributions to the Alberto-Culver 401(k) Savings Plan.

                             Director Compensation

    Each non-employee director of the Company receives $25,000 annual compensation plus $1,500 for each meeting of the board of directors attended. Non-employee members of the executive, audit and compensation committees receive $1,500 per committee meeting attended. The chairman of the audit committee and the chairman of the compensation committee receive an additional annual retainer of $3,500. Employee directors receive no additional compensation for serving on the board of directors or its committees.

    In addition, each non-employee director participates in the 1994 Stock Option Plan For Non-Employee Directors (the "Director Plan") which was approved by the stockholders at the 1995 annual meeting. Under the Director Plan, a non-qualified option to purchase 7,500 shares of Class A common stock is automatically granted to each new non-employee director. No person may receive more than one option grant under the Director Plan. The exercise price of options granted under the Director Plan is the fair market value of a share of Class A common stock on the date options are granted. Options are granted for a ten-year term and become exercisable in four equal annual installments commencing one year after the date of grant. No options were awarded under this plan during the fiscal year ended September 30, 2000.

                              Stock Option Grants

   The table below sets forth certain information with respect to options granted to the named executive officers during the fiscal year ended September 30, 2000.

=============================================================================================================
                                       OPTION GRANTS IN LAST FISCAL YEAR
=============================================================================================================
                             INDIVIDUAL GRANTS
============================================================================

                                                                                Potential Realizable Value
                                                                                  at Assumed Annual Rates
                                                                              of Stock Price Appreciation for
                        Number of                                                    Option Term (2)
                       Securities   Percent of Total
                       Underlying        Options                              -------------------------------
                         Options         Granted       Exercise
                       Granted (1)    to Employees       Price    Expiration
        Name               (#)       in Fiscal Year     ($/sh)       Date          5%($)           10%($)
=============================================================================================================
Leonard H. Lavin                0            0                -           -               0               0
-------------------------------------------------------------------------------------------------------------
Bernice E. Lavin                0            0                -           -               0               0
-------------------------------------------------------------------------------------------------------------
Howard B. Bernick         224,000         14.1%         $19.844    09/30/09      $2,795,472      $7,084,274
-------------------------------------------------------------------------------------------------------------
Carol L. Bernick           84,000          5.3%         $19.844    09/30/09      $1,048,302      $2,656,603
-------------------------------------------------------------------------------------------------------------
Michael H. Renzulli        90,000          5.7%         $19.844    09/30/09      $1,123,181      $2,846,360
=============================================================================================================

(1) Options are granted under the ACSOP which permits the compensation committee to grant non-qualified options to purchase shares of Class A common stock. All options granted have a term of ten years from the date of grant and an exercise price per share equal to the fair market value of a share of Class A common stock on the date of grant. Options become exercisable on a cumulative basis in annual increments of one-fourth of the optioned shares, commencing one year after the date of grant. Mr. and Mrs. Lavin have elected not to receive stock option grants under the plan. The compensation committee may accelerate the exercisability of any options subject to such terms and conditions as it deems necessary and appropriate. In the event of a change in control, as defined in the ACSOP and summarized below under "Employment Contracts, Termination of Employment and Change in Control Arrangements," the vesting of all stock option awards will be accelerated and all outstanding stock option awards will, depending on the type of consideration given to stockholders in connection with the change in control, either become options to purchase shares of the acquiring corporation or be canceled and option holders will receive a cash payment in lieu of the exercise of such option awards.

(2) The dollar amounts in these columns assume that the market price per share of Class A common stock appreciates in value from the date of grant to the expiration date of the option at the annualized rates indicated. These rates are set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the price of Class A common stock.

           Stock Option Exercises and Fiscal Year-End Option Values

   The table below sets forth certain information with respect to the exercise of options during the fiscal year ended September 30, 2000 by the named executive officers and the fiscal year-end value of unexercised in-the-money options held by such officers.

==============================================================================================
                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                              AND FISCAL YEAR-END OPTION VALUES
==============================================================================================
                                                 Number of Securities
                                                      Underlying              Value of
                                                      Unexercised           Unexercised
                                                      Options at           In-The-Money
                                                        Fiscal              Options at
                                                       Year-End         Fiscal Year-End (2)
                          Shares        Value             (#)                   ($)
                        Acquired on   Realized       Exercisable/           Exercisable/
         Name           Exercise (#)     ($)         Unexercisable         Unexercisable
==============================================================================================
Leonard H. Lavin (1)            0            0                    0/0                     0/0
----------------------------------------------------------------------------------------------
Bernice E. Lavin (1)            0            0                    0/0                     0/0
----------------------------------------------------------------------------------------------
Howard B. Bernick               0            0        445,350/341,750   $2,215,365/$1,374,052
----------------------------------------------------------------------------------------------
Carol L. Bernick                0            0        182,094/116,250   $  1,188,740/$490,016
----------------------------------------------------------------------------------------------
Michael H. Renzulli        40,000     $557,500        425,050/120,750   $  4,468,825/$512,936
==============================================================================================

(1) Mr. and Mrs. Lavin have elected not to receive stock option grants under the ACSOP.

(2) Based on the average of the high and low trading price of Class A common stock ($24.9375 per share) on September 29, 2000, the last trading day of the fiscal year.

                          Long-Term Incentive Awards

   The table below sets forth certain information with respect to the grant of performance units under the SVIP during the fiscal year ended September 30, 2000 to the named executive officers.

============================================================================================================================
                                                LONG-TERM INCENTIVE PLAN --
                                                AWARDS IN LAST FISCAL YEAR
============================================================================================================================
                                                                  Estimated Future Payouts Under Non-Stock Price-Based Plans
                                                                  ----------------------------------------------------------
                                Number Of         Performance Or
                             Shares, Units Or      Other Period
                               Other Rights      Until Maturation       Threshold           Target             Maximum
      Name                       (#) (1)            Or Payout              ($)                ($)                ($)
============================================================================================================================
Leonard H. Lavin                  600                3 years             $300,000           $600,000         $1,800,000
----------------------------------------------------------------------------------------------------------------------------
Bernice E. Lavin                  250                3 years              125,000            250,000            750,000
----------------------------------------------------------------------------------------------------------------------------
Howard B. Bernick                 675                3 years              337,500            675,000          2,025,000
----------------------------------------------------------------------------------------------------------------------------
Carol L. Bernick                  280                3 years              140,000            280,000            840,000
----------------------------------------------------------------------------------------------------------------------------
Michael H. Renzulli               300                3 years              150,000            300,000            900,000
============================================================================================================================

(1) Awards under the SVIP are made in the form of performance units, each unit having a payout value of $500 if the threshold performance level is attained, $1,000 if the target performance level is attained and $3,000 if the maximum performance level is attained. Units will have no value if the threshold performance level is not attained. Payouts of awards may be reduced (but not below zero) so that the present value, as determined in accordance with Section 280G(d)(4) of the Internal Revenue Code (the "Code"), of such payouts plus any other payments relating to a participant which are deemed to be "parachute payments" under Section 280G(b) of the Code shall not, in the aggregate, exceed 2.99 times such participant's "base amount" as defined in Section 280G(b)(3) of the Code. No such reduction, however, shall be applied to any payments which do not constitute "excess parachute payments" within the meaning of the Code.

    Performance units were granted at the beginning of fiscal year 2000 for the three-year performance period ending September 30, 2002. At the time the performance units were granted, the compensation committee established objectives for such three-year performance period based on the percentile ranking of the total shareholder return of the Class A common stock among the total shareholder returns of the companies comprising the Standard & Poor's 500 Index. Participants may elect to receive all or a portion of their award in Class A common stock. Participants owning shares of Class A and Class B common stock having a dollar value below a level determined by the compensation committee will be required to take at least 50% of their award, less applicable withholding taxes, in Class A common stock. In the event of a change in control, as defined in the SVIP and summarized below under "Employment Contracts, Termination of Employment and Change in Control Arrangements," all or a pro-rata portion of the outstanding performance units, based on the number of fiscal years of each performance period that have elapsed and the percentile ranking of the Company based on the total shareholder return of the Class A common stock as of the date of the change in control compared to the total shareholder return of the companies comprising the index chosen for each such performance period by the compensation committee from among those indexes specified in the next paragraph as of the end of the last quarter for which such information is available, will become payable in cash within 30 days following such change in control, subject to any reduction of such payment pursuant to the preceding paragraph. If at least six full calendar months of any fiscal year have elapsed, the entire fiscal year shall be deemed to have elapsed.

    As of October 1, 1999 the SVIP was amended to (i) increase the maximum amount potentially payable to a single participant from $2.5 million per fiscal year to $4.0 million per performance period payable in cash or Class A common stock and (ii) add five indexes, in addition to the Standard & Poor's 500 Index, that the compensation committee can choose among at the beginning of a performance period to measure the performance of the Class A common stock. The five indexes added were the (i) Standard & Poor's MidCap 400 Index, (ii) Standard & Poor's SmallCap 600 Index, (iii) Standard & Poor's SuperComposite 1500 Index, (iv) Russell 3000 Index and (v) Russell 2000 Index.

    Employment Contracts, Termination of Employment and Change in Control Arrangements

    Other than agreements governing retirement or termination of employment as described below, the Company has no employment contracts with the named executive officers.

    Starting in 1996, the board of directors approved severance agreements with the Company's officers, including the named executive officers, which provide payments and benefits if such officer's employment with the Company terminates under the circumstances set forth in the severance agreement within two years after a change in control, as defined in the agreement and summarized below.
The severance agreement for each named executive officer provides for a payment in the amount which, when added to any other payments subject to the limitation set forth in Section 280G of the Code, equals 2.99 times such officer's "base amount" as such term is defined in Section 280G(b)(3) of the Code. Such payment shall be in lieu of any other amount of severance relating to salary or bonus continuation to be received by such officer upon termination of employment under any other severance plan or arrangement of the Company. The severance agreements provide for continuation of such officer's health, life, disability and similar insurance benefits for up to a three-year period. These agreements also provide for payment to the named executive officer of accrued salary and vacation pay, and of all amounts which he or she would otherwise be eligible to receive under the Company's incentive plans applicable to the fiscal year in which the termination occurs. The amounts payable to such an officer under each severance agreement may be reduced so as to not exceed the limitation on tax deductibility of such payments set forth in Section 280G of the Code.

   The vesting of stock options granted to named executive officers under the ACSOP will be accelerated upon the occurrence of a change in control, as defined in the ACSOP and summarized below, and all outstanding stock options will, depending on the type of consideration given to stockholders in connection with the change in control, either become options to purchase shares of the acquiring corporation or be canceled and option holders will receive a cash payment in lieu of the exercise of such options. In addition, the payment of awards under the Management Incentive Plan ("MIP") and the SVIP will be accelerated, and all or a pro-rata portion of each such award will become payable as provided in such plans, upon the occurrence of a change in control, as defined in such plans and summarized below. Under certain circumstances, awards paid pursuant to grants made under the SVIP after September 22, 1998, may be reduced. See "Long-Term Incentive Awards" above.

   The definition of a change in control is the same for each of the severance agreements, ACSOP, SVIP and MIP. Generally, a change in control is defined as the occurrence of any of the following: (i) the acquisition by any individual, entity or group of both 20% or more of the combined voting power of the outstanding voting securities of the Company and combined voting power in excess of the combined voting power held by the Exempt Persons, as defined below, (ii) the cessation of the individuals who comprise the Incumbent Board, as defined below, to constitute a majority of the board of directors of the Company, (iii) except as provided in the next sentence, the approval by the stockholders of the Company of any merger, reorganization, consolidation or sale or other disposition (other than a tax-free spin-off of a subsidiary or other business unit of the Company) of all or substantially all of the assets of the Company (collectively, a "Fundamental Change") or (iv) the approval by the stockholders of the Company of the complete liquidation or dissolution of the Company. A Fundamental Change will not be a change in control if (a) immediately after such Fundamental Change more than 60% of the combined voting power of the then outstanding voting securities of the resulting corporation or the Company, as the case may be, is then owned by all or substantially all of the individuals and entities who were the owners of the combined voting power of the outstanding voting securities of the Company immediately prior to such Fundamental Change and (b) a majority of the members of the board of directors of the resulting or acquiring corporation, as the case may be, were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board of directors of the Company providing for such Fundamental Change.

   A change in control will not be deemed to occur through the acquisition of voting securities of the Company if they were acquired (i) by an Exempt Person, an employee benefit plan or trust sponsored or maintained by the Company or any corporation controlled by the Company or (ii) through an exercise, conversion or exchange privilege acquired directly from the Company. In addition, a change in control will not be deemed to occur if such change in control resulted from the Company acquiring its own voting securities. Exempt Persons are defined as: (i) Mr. and Mrs. Lavin, their descendants and spouses of their descendants, and (ii) any estate of any such individuals or any trust or similar arrangement or charitable organization established by or for the benefit of any such individuals. Incumbent Board is defined as those individuals who comprised the board of directors of the Company as of October 24, 1996 and any individual who becomes a director subsequent to such date whose election or nomination was approved by either a majority of the Incumbent Board or at least a majority of the combined voting power held by the Exempt Persons.

   Key Executive Deferred Compensation Agreements

   Upon retiring on or after reaching a specified retirement age, each of the named executive officers will be entitled to receive the amount of compensation as set forth in his or her deferred compensation agreement payable in equal monthly installments. Payments range up to a maximum of $400,000 per year and are payable over a maximum of 15 years. If the named executive officer is terminated for any reason prior to his or her specified retirement age, such executive shall not be entitled to receive any payments under his or her deferred compensation agreement. In the event the executive dies (and was not terminated by the Company) prior to reaching his or her retirement age, the individual(s) designated by such executive will be entitled to 50% of the deceased executive's deferred benefit. Executives retiring prior to their specified retirement age may, at the discretion of a committee of the board of directors, receive all or a portion of those benefits they would have been entitled to receive had they retired at their specified retirement age.

   Payments are conditioned upon the named executive officer rendering such reasonable business consulting and advisory services to the Company or any subsidiary as the Chief Executive Officer deems desirable. No executive will be obligated to provide more than eight hours of consulting and advisory services a month without additional compensation. If the executive commits an act of disloyalty, as defined in the deferred compensation agreements, to the Company or any of its subsidiaries, the executive shall have no right to receive any payments under these agreements. The obligations of the Company under these agreements are unfunded and unsecured promises to pay. The Company has voluntarily elected to purchase insurance policies covering the life of each named executive officer. The Company is the sole owner and beneficiary of these policies which have a face value in excess of the present value of all of the amounts payable under all deferred compensation agreements combined.

   Executive Deferred Compensation Plan

   Effective January 1, 1999, the board of directors approved the Executive Deferred Compensation Plan for all "highly compensated employees" within the meaning of Section 414(q) of the Code, which includes all of the named executive officers. All eligible employees may elect to defer all or a portion of their salary and commissions ("Compensation"). Compensation may be deferred for any period of time, provided it is no less than three years, and can be paid out to the employee in a lump sum payment or annually over any period not to exceed five years. The compensation committee determines the rate of interest earned on money deferred under the plan, and may change that rate as it deems appropriate. Such rate is currently 7% per annum. Commencing in calendar year 2000, under certain circumstances, employees who are unable to receive the maximum Company matching contribution they would have otherwise received (the "Maximum Match") under the Alberto-Culver or Sally Beauty 401(k) Savings Plans because of limitations under the Code, will be credited in this plan with an amount equal to the difference between the Maximum Match and the amount of the matching contribution such employee actually received in such 401(k) plan. Such contribution will be (i) made by the Company, (ii) immediately vested and (iii) required to be deferred in this plan until the termination of such employee's employment with the Company.

                         Compensation Committee Report

  The compensation committee is comprised of Robert H. Rock, Chairman, A. Robert Abboud, Robert P. Gwinn, and Harold M. Visotsky. The compensation committee is responsible for reviewing executive performance and compensation, approving employment agreements with executive officers and administering benefit plans pursuant to which executive officers receive stock options, incentive awards, retirement income and other compensation awards.

  The Company's objectives for its executive compensation program are:

  .   To attract, motivate and retain highly qualified individuals.

  . To link the interests of executive officers closely with those of the Company's stockholders.

  . To increase the personal stake of the executive officers in the continued success and growth of the Company by linking a significant portion of executive officers' compensation to the performance of the Company.

  In order to achieve these objectives, executive compensation for the last fiscal year was based principally on three components: base salary, annual bonus and long-term incentive compensation.

Base Salary

  Base salaries of executive officers are reviewed annually by the compensation committee and may be adjusted appropriately effective the beginning of each calendar year. The factors used in determining an executive officer's base salary are the duties and level of responsibility of the executive officer, the past performance of the executive officer, the performance of the executive officer's principal business unit, if any, the performance of the Company and the recommendations of management. The compensation committee exercises its judgment in making a determination of the impact which each of these factors has on setting the executive officers' salaries.

Annual Bonus

  Annual bonuses are awarded pursuant to the MIP. In consultation with the Company's outside compensation consultants, the MIP was amended as of October 1, 1998. The primary objective of the amendments was to strengthen the linkage between incentive awards and measurable performance and provide higher rewards for exceptional performance.

  An executive officer's bonus award opportunity is allocated among one or more of the following criteria: (i) sales of the Company, a subsidiary or a division;
(ii) pre-tax earnings of the Company, a subsidiary or a division; (iii) except for the named executive officers, any other measurements the compensation committee may determine; and (iv) except for the named executive officers, individual business objectives. The compensation committee may modify the above criteria during the plan year as deemed appropriate; but may not modify these criteria for the named executive officers so as to increase the award payable to such persons.

   Actual awards can range from 0% to 200% of an executive officer's base salary depending on the level of performance achieved. The compensation committee may increase or decrease an individual award to a participant, other than the named executive officers, by up to 25% of such participant's base salary based upon such factors and circumstances as the compensation committee deems appropriate. The named executive officers' fiscal year 2000 annual incentive awards under the MIP were formula based and reflected the ninth consecutive year of record sales and record pre-tax earnings performance for the Company. Each of the named executive officers elected not to take the full bonus awarded to them by the compensation committee under the formula. Mr. Renzulli's bonus was reduced by approximately 15% of his base salary, and each of Mr. and Mrs. Bernicks' and Mr. and Mrs. Lavins' bonuses were reduced by approximately 25% of their respective base salaries.

Long-Term Incentive Compensation

   The Company's long-term incentive compensation program consists of grants of stock options and performance units. In addition, during the last fiscal year and for the first time since the inception of the RSP, an executive officer (not included in the Summary Compensation Table) was granted Restricted Stock under the RSP.

   Stock options were granted to executive officers under the ACSOP. Non-qualified stock options were granted for a term of ten years with an option exercise price equal to the fair market value of a share of the Class A common stock on the date of grant. Stock options become exercisable in four equal annual increments commencing one year after the date of grant.

   Executive officers were also granted performance units pursuant to the SVIP. Each performance unit has a payout value of $500 if the threshold performance level is attained, $1,000 if the target performance level is attained and $3,000 if the maximum performance level is attained. Since the SVIP's inception, the threshold, target and maximum performance levels have been attained when the total shareholder return on Class A shares meets or exceeds the total shareholder return of 50%, 60% and 90% of the companies in the Standard & Poor's 500 Index, respectively, over a three-year performance period. Under certain circumstances, such awards will be paid in Class A common stock. See "Long-Term Incentive Awards" above. Units will have no value if the threshold performance level is not attained for a given performance period.

   At the time performance units were granted, the compensation committee, based on the recommendations of management and in consultation with the Company's outside compensation consultants, established objectives for the three-year performance period, October 1, 1999 through September 30, 2002, based on the percentile ranking of the Class A common stock measured by total shareholder return among companies comprising the Standard & Poor's 500 Index. There were no payouts under the SVIP for the performance period ended September 30, 2000 because the threshold performance level was not attained.

   Decisions with respect to grants of stock options and performance units to executive officers were made based on formulas proposed by the Company's outside compensation consultants. Under these formulas, executive officers received grants of stock options and performance units having a value equal to a percentage of his or her base salary. The number of stock options and performance units granted were then adjusted for certain executive officers based on the same factors used for determining base salary. Since the adoption of the ACSOP, Leonard H. Lavin and Bernice E. Lavin have elected not to receive stock options under the plan.

   In fiscal year 1997, the compensation committee established stock ownership guidelines for all SVIP participants. Under these guidelines, the Chairman and the Chief Executive Officer are required to have at least five times, and senior officers, including the other named executive officers, are required to have at least three times, their annual base salary invested in common stock of the Company. All other participants in the SVIP are required to have at least 1.75 times their annual base salary invested in common stock of the Company. Participants have until the year 2002 or within five years of first becoming a participant in the SVIP, whichever is later, to achieve these stock ownership guidelines. In addition, in fiscal year 1997 the compensation committee established stock ownership guidelines for outside directors. Under these guidelines, outside directors are required to have at least $100,000 invested in the common stock of the Company by the year 2002 or within five years of their initial election to the board of directors, whichever is later.

Chief Executive Officer Compensation

   Howard B. Bernick's fiscal year 2000 total compensation was established considering competitive market comparisons, Company performance, which included records in each of sales, pre-tax earnings, net earnings and earnings per share for the ninth consecutive year, and the executive compensation philosophy established by the compensation committee. This philosophy targets total compensation at competitive levels and provides significant performance-based variable compensation opportunities.

   Mr. Bernick's fiscal year 2000 annual incentive award under the MIP was formula based and reflected record sales and record pre-tax earnings performance. Mr. Bernick elected not to take the full bonus awarded to him by the compensation committee under the formula. His bonus was reduced by approximately 25% of his base salary.

   The number of stock options and performance units granted to Mr. Bernick was based on formulas proposed by the Company's outside compensation consultants and reviewed and approved by the compensation committee. Under these formulas, Mr. Bernick's grants were equal to a percentage of his base salary.

Deductibility of Compensation

   As part of the Omnibus Budget Reconciliation Act passed by Congress in 1993, the Code was amended to add Section 162(m) which limits the deductibility for federal income tax purposes of compensation paid to the Chief Executive Officer and the four other most highly compensated officers of the Company. Under Section 162(m), compensation paid to each of these officers in excess of $1.0 million per year is deductible by the Company only if it is "performance-based."

   It is the Company's policy to take into account the deductibility for federal income tax purposes of the compensation paid to its executive officers. The Company believes that all bonuses and awards paid to executive officers under the MIP and SVIP, respectively, will be tax deductible and that any compensation generated upon the exercise of non-qualified stock options granted under the ACSOP will be tax deductible by the Company.

                                 Compensation Committee Members

                                 Robert H. Rock, Chairman

                                 A. Robert Abboud

                                 Robert P. Gwinn

                                 Harold M. Visotsky

                            Audit Committee Report

   The primary purpose of the audit committee is to assist the board of directors in fulfilling its oversight responsibilities relating to accounting, reporting practices and the quality and integrity of the financial reports and other publicly disseminated financial information of the Company. In this context, the audit committee has met with management (including the Chief Executive Officer, Chief Financial Officer and Director of Internal Audit) and KPMG LLP, the Company's independent public accountants ("Independent Auditors").

   The audit committee held meetings with the Company's internal auditors and Independent Auditors, both in the presence of management and privately, to discuss the overall scope and plans for their respective audits, the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reports.

   The audit committee has reviewed and discussed the audited consolidated financial statements with management and the Independent Auditors. The audit committee also discussed with the Independent Auditors the matters required by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

   With respect to independence, the audit committee has received the written disclosures and the letter from the Independent Auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the Independent Auditors their independence.

   Based upon the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board has approved, (i) the selection of the Independent Auditors for the 2001 fiscal year and (ii) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2000 for filing with the Securities and Exchange Commission.

                                        Audit Committee Members

                                        A. Robert Abboud, Chairman

                                        A.G. Atwater, Jr.

                                        Robert P. Gwinn

                                        Allan B. Muchin

                               Performance Graph

   The following graph compares the cumulative total shareholder return on the Company's Class A common stock and Class B common stock, the Standard & Poor's 500 Index, and a selected peer group of companies for the last five fiscal years. The selected peer group consists of Applica, Incorporated (formerly named Windmere-Durable Holdings, Inc.), Block Drug Company, Inc., Carter-Wallace, Inc., Chattem, Inc., Church & Dwight Co., Inc., Claire's Stores, Inc., Del Laboratories, Inc., E Com Ventures, Inc. (formerly named Perfumania, Inc.), Helen of Troy Limited, McCormick & Company, Incorporated, Radio Shack Corporation (formerly named Tandy Corporation) and Regis Corporation.

   For the purpose of calculating the peer group average, the cumulative total shareholder returns of each company have been weighted according to its stock market capitalization at the beginning of the fiscal year. The graph assumes $100 was invested on September 30, 1995 and that all dividends were reinvested.







                       [PERFORMANCE GRAPH APPEARS HERE]








                                    1996      1997      1998      1999     2000
                                    ----      ----      ----      ----     ----
Alberto-Culver Class A              $140       199       166       154     199
Alberto-Culver Class B               144       203       157       157     198
S & P 500 Index                      130       156       219       239     305
Peer Group                           100       134       158       231     261

                             Principal Stockholders

    The table below contains information as of November 17, 2000, unless otherwise specified in the footnotes, concerning stock ownership by each person known to beneficially own 5% or more of either class of the Company's outstanding shares of common stock, based upon information supplied to the Company by such persons.



Name and Address                                         Amount and Nature of
of Beneficial Owner                  Title of Class  Beneficial Ownership  (1)(2)   Percent of Class
-----------------------------------  --------------  ----------------------------  ------------------

Leonard H. Lavin                        Class A         449,378      (3)                       1.93%
2525 Armitage Avenue                    Class B       4,755,304      (3)                      14.43%
Melrose Park, IL  60160

Bernice E. Lavin                        Class A         454,656      (4)                       1.95%
2525 Armitage Avenue                    Class B       4,150,482      (4)                      12.59%
Melrose Park, IL  60160

Carol L. Bernick                        Class A         449,618      (5)                       1.91%
2525 Armitage Avenue                    Class B       4,672,337      (5)                      14.18%
Melrose Park, IL  60160

Howard B. Bernick                       Class A         878,950      (6)                       3.70%
2525 Armitage Avenue                    Class B         689,794      (6)                       2.09%
Melrose Park, IL 60160

William W. Wirtz                        Class A         597,000      (7)                       2.56%
680 North Lake Shore Drive              Class B       1,754,000      (7)                       5.32%
Chicago, IL  60611

Barclays Global Investors               Class B       1,380,940      (8)                       4.19%
46 Fremont Street, 17th Floor
San Francisco, CA 94105

FMR Corp.                               Class A       5,026,390      (9)                      21.57%
82 Devonshire Street                    Class B         502,850      (9)                       1.53%
Boston, MA 02109

Franklin Resources, Inc.                Class A       1,677,450     (10)                       7.20%
777 Mariners Island Blvd.
San Mateo, CA 94403

Neuberger Berman, LLC                   Class A       1,512,400     (11)                       6.49%
605 Third Avenue
New York, NY 10158

NewSouth Capital Management, Inc.       Class A       1,950,955     (12)                       8.37%
1000 Ridgeway Loop Rd., Suite 233
Memphis, TN 38120

(1) All, but not less than all, of the Class A shares may at any time be converted into Class B shares on a share-for-share basis at the option of the Company. The Class B shares are convertible into Class A shares on a share-for-share basis at the option of the holder.

(2) Such ownership is direct, with sole voting and investment power, except as indicated in subsequent footnotes. Unless otherwise specifically provided, each individual disclaims beneficial ownership of any shares indicated as owned indirectly (i.e., as trustee or co-trustee of a trust or as an officer of a foundation).

(3) Includes 449,378 Class A shares and 520,000 Class B shares owned by the Lavin Family Foundation of which Mr. Lavin is a director and the President and shares voting and investment power with Mrs. Lavin and Mrs. Bernick. Does not include shares reported as owned by Mrs. Lavin, Mr. Bernick or Mrs. Bernick.

(4) Includes 354,392 Class A shares and 439,704 Class B shares held as trustee of trusts for the benefit of Mr. and Mrs. Lavin's children and grandchildren; and 100,200 Class A shares and 300,600 Class B shares held as co-trustee with Mrs. Bernick of a trust for the benefit of Mrs. Bernick, for which Mrs. Lavin shares voting and investment power with Mrs. Bernick. Does not include 449,378 Class A shares and 520,000 Class B shares owned by the Lavin Family Foundation of which Mrs. Lavin is a director and an officer.
    In addition, does not include shares reported as owned by Mr. Lavin, Mr. Bernick or Mrs. Bernick.

(5) Includes 194,094 Class A shares subject to employee stock options exercisable currently or within 60 days. Also includes 1,993,817 Class B shares held as trustee of a trust for the benefit of Mrs. Bernick's sister; 222,527 Class B shares held as trustee of a trust for the benefit of Mrs. Bernick's nephew; 80,088 Class A shares and 87,528 Class B shares held as trustee of trusts for the benefit of Mr. and Mrs. Bernick's sons; 1,943,954 Class B shares held as co-trustee of a trust for the benefit of Mrs. Bernick; 100,000 Class B shares held as trustee of an insurance trust for the benefit of Mr. and Mrs. Lavin's children and grandchildren; and 8,263 Class B shares held as a participant in the Profit Sharing Plan. Does not include 40,000 Class A shares and 32,000 Class B shares held by the Bernick Family Foundation of which Mrs. Bernick is a director and the President; 100,200 Class A shares and 300,600 Class B shares held as co-trustee with Mrs. Lavin of a trust for the benefit of Mrs. Bernick; and 449,378 Class A shares and 520,000 Class B shares owned by the Lavin Family Foundation of which Mrs. Bernick is a director and an officer. In addition, does not include shares reported as owned by Mr. Bernick, Mr. Lavin or Mrs. Lavin.

(6) Includes 473,850 Class A shares subject to employee stock options exercisable currently or within 60 days; 11,434 Class B shares held as a participant in the Profit Sharing Plan; 46,360 Class B shares and 5,100 Class A shares held as co-trustee of a trust for the benefit of Mr. and Mrs. Bernick's children, for which Mr. Bernick shares voting and investment power; and 40,000 Class A shares and 32,000 Class B shares held by the Bernick Family Foundation of which Mr. Bernick is a director and an officer and shares voting and investment power with Mrs. Bernick. Does not include shares reported as owned by Mrs. Bernick, Mr. Lavin or Mrs. Lavin.

(7) Includes 15,000 Class A shares subject to stock options exercisable currently or within 60 days. Also includes 582,000 Class A shares and 1,746,000 Class B shares owned by Wirtz Corporation, of which Mr. Wirtz is President and a director; and 8,000 Class B shares owned by William Wirtz Pension Trust, of which Mr. Wirtz is a trustee.

(8) Includes 103,132 Class B shares for which Barclays Global Investors ("Barclays") has no voting power. This information is based on information provided to the Company by Barclays on November 10, 2000 and reflects Barclays' holdings as of October 26, 2000.

(9) The beneficial ownership of the Company's shares arises in the context of passive investment activities only by various investment accounts managed by various Fidelity companies on a discretionary basis (the "Fidelity Accounts"). The Fidelity Accounts are institutional investors engaged in the investment business. This information is based on information provided to the Company by FMR Corp. on October 27, 2000 and reflects FMR Corp.'s holdings as of October 26, 2000.

(10) Includes 5,200 Class A shares for which Franklin Resources, Inc. ("Franklin") has no voting power. This information is based on information provided to the Company by Franklin on November 3, 2000 and reflects Franklin's holdings as of September 30, 2000.

(11) Neuberger Berman, LLC ("NB") is a registered investment advisor. In its capacity as investment advisor, NB may have discretionary authority to dispose of or to vote shares that are under its management. As a result, NB may be deemed to have beneficial ownership of such shares. NB does not, however, have any economic interest in the shares. NB's clients are the actual owners of the shares and have the sole right to receive and the power to direct the receipt of dividends from or proceeds from the sale of such shares. As of October 26, 2000, of the shares as set forth in the table, NB had shared dispositive power with respect to 1,512,400 Class A shares, sole voting power with respect to 609,500 Class A shares and shared voting power with respect to 902,900 Class A shares. With regard to the shared voting power, Neuberger Berman Management, Inc. and Neuberger Berman Funds are deemed to be beneficial owners for purposes of Rule 13(d) since they have shared power to make decisions whether to retain or dispose of the securities. NB is the sub-advisor to the above referenced Funds. It should be further noted that the above mentioned shares are also included with the shared power to dispose calculation. This information is based on the information provided to the Company by NB's on October 30, 2000 and reflects NB's holdings as of October 26, 2000.

(12) Includes 15,000 Class A shares for which NewSouth Capital Management, Inc. ("NewSouth") has no voting power. This information is based on information provided to the Company by NewSouth on November 7, 2000 and reflects NewSouth's holdings as of October 31, 2000.

                        Certain Business Relationships

   During the last fiscal year, the Company retained the law firm of Katten Muchin Zavis, of which Allan B. Muchin is a senior partner. The Company has retained the firm to perform legal services during the current fiscal year.

       Re-Approval of the Employee Stock Option Plan of 1988, As Amended

   The Alberto-Culver Company Employee Stock Option Plan of 1988, as amended (the "ACSOP"), is presented to stockholders for their re-approval. The stockholders originally approved the ACSOP on January 20, 1988 and approved amendments to the ACSOP on January 26, 1994, January 26, 1995 and January 22, 1998. The material amendments now proposed to be made to the ACSOP are to (i) increase the number of shares of Class A common stock authorized to be issued pursuant to options granted under the ACSOP by 5,000,000 shares, (ii) increase the maximum number of shares of Class A common stock for which options may be granted to one individual under the ACSOP to 400,000 shares in any fiscal year and (iii) eliminate the January 20, 2003 plan termination date.

   The ACSOP permits the compensation committee to grant non-qualified options to purchase shares of Class A common stock to eligible key employees of the Company and its subsidiaries who perform services which materially contribute to the management, operation and development of the Company's business. As of November 1, 2000, there were approximately 1,412,000 Class A shares available to grant options under the ACSOP. In addition, approximately 6,514,000 Class A shares were subject to options currently outstanding under the ACSOP. Shares subject to options may be made available from unissued or treasury shares. Shares subject to options which terminate, are surrendered or expire unexercised, in whole or in part, may be subsequently used to grant additional options under the ACSOP. In addition, any Class A shares withheld to pay, in whole or in part, the amount required to be withheld under applicable tax laws may be subsequently used to grant additional options under the ACSOP. Approximately 390 key employees currently participate in the ACSOP.

   The price at which shares of Class A common stock may be purchased under the ACSOP is determined by the compensation committee, but may not be less than the fair market value of a share of Class A common stock at the time the option is granted. Each option and the number and kind of shares subject to future options may be adjusted, as may be determined to be equitable in the sole and absolute discretion of the compensation committee, in the event there is any change in the outstanding Class A common stock, or any event that could cause a change in the outstanding Class A common stock, including, without limitation, by reason of a stock dividend, recapitalization, reclassification, issuance of Class A common stock, issuance of rights to purchase Class A common stock, issuance of securities convertible into or exchangeable for Class A common stock, merger, consolidation, stock split, reverse stock split, spin-off, combination, exchange or conversion of shares, or any other similar type of event. On November 28, 2000, the closing price of the Class A common stock, as reported on the composite tape of the New York Stock Exchange, was $29.8125 per share.

   Options are granted for a term of ten years (or such shorter period as the compensation committee determines) and generally become exercisable with respect to 25% of the optioned shares one year after the date of grant and with respect to an additional 25% at the end of each of the three years thereafter, although the compensation committee may provide at the date of grant for another time or times of exercise, accelerate the exercisability of any option subject to any terms and conditions that it deems necessary and appropriate, or extend the term of any option previously granted (but not beyond ten years from the date of grant).

   If a participant's employment is terminated for any reason other than death, retirement, disability, or a change in control as defined in the ACSOP and summarized under "Employment Contracts, Termination of Employment and Change in Control of Arrangements," the participant's options terminate upon his or her termination of employment. If a participant dies, the executors or administrators of his or her estate have the right for one year following his or her death (but not after the expiration of the option's term) to exercise the option, but only to the extent the participant could have done so prior to his or her death. If a participant's employment terminates due to retirement or disability, the option shall terminate three months after his or her termination of employment (but not after the expiration of the option) and may be exercised only to the extent that the participant could have exercised it at the date of his or her termination of employment.

   The vesting of all outstanding stock option awards will be accelerated upon the occurrence of a change in control, as defined in the ACSOP, and all outstanding stock option awards will, depending on the type of consideration given to stockholders in connection with the change in control, either become options to purchase shares of the acquiring corporation or be canceled and option holders will receive a cash payment in lieu of the exercise of such option.

   An option granted under the ACSOP is not assignable or transferable other than by will or the laws of descent and distribution, and an option shall be exercisable during the lifetime of the optionee only by him or her. An option transferred by will or the laws of descent and distribution may only be exercised by the legatee or distributee during the one-year period following the optionee's death and may only be exercised to the extent it was exercisable by the optionee prior to his or her death.

   Options may be exercised (subject to the receipt of payment) by giving written notice to the Secretary of the Company, specifying the number of shares to be purchased. The full purchase price for such shares may be paid either in cash, by check or by delivery of shares of Class A common stock, or by a combination of these methods. In addition, when an optionee is required to pay to the Company an amount required to be withheld under applicable tax laws in connection with the exercise of an option, the optionee may satisfy this obligation, in whole or in part, by making an election to have the Company withhold shares of Class A common stock, or, if the compensation committee so determines, by delivering shares of Class A common stock having a value equal to the amount required to be withheld. Class A common stock delivered or withheld will be valued at its fair market value on the date of exercise.

   The Company understands that under existing federal income tax law, there will be no federal income tax consequences to either the optionee or the Company on the grant of an option. Upon the exercise of a non-qualified option, the optionee will have taxable ordinary income equal to the difference between the option price and the fair market value of the shares received on the exercise. The Company will be entitled to a tax deduction in an amount equal to such difference, provided the Company complies with applicable tax withholding rules. The optionee will have a tax basis in the shares acquired equal to the fair market value of the shares on the exercise date. Any additional gain or loss realized on the sale or exchange of shares received upon the exercise of a non-qualified option will be treated as long-term or short-term capital gain or loss, depending on how long the optionee held the shares after the date of exercise.

   Optionees may deliver previously-owned shares of Class A common stock in payment of the option price. In such case, the Company understands that (i) with respect to the evenly exchanged shares, no gain or loss will be recognized by the optionee at the time of exercise, and the basis and holding period of the equal number of new shares received in the exchange will be the same as the basis and the holding period of the surrendered shares, and (ii) with respect to the additional shares received upon exercise, the optionee will be required to recognize as ordinary income in the year of exercise an amount equal to the fair market value of the additional shares received on the date of exercise less any cash paid upon exercise. The tax basis of additional shares received will be equal to their fair market value on the date of exercise.

   The ACSOP may be amended, suspended or discontinued by the compensation committee or the board of directors at any time, provided, however that no such amendment, suspension or discontinuance may (i) adversely affect or impair any option previously granted without the consent of the optionee or (ii) except as otherwise provided in the ACSOP, increase the total number of shares which may be granted or decrease the minimum price at which options may be granted without the approval of the stockholders.

   The board of directors recommends that the stockholders vote FOR the re-approval of the Alberto-Culver Company Employee Stock Option Plan of 1988, as Amended.

           Re-Approval of the 1994 Restricted Stock Plan, As Amended

   The Alberto-Culver Company 1994 Restricted Stock Plan, as amended (the "RSP"), is presented to stockholders for their re-approval. The stockholders originally approved the RSP on January 26, 1995. The material amendment now proposed to be made to the RSP is to increase the number of shares of Class A common stock authorized to be granted under the RSP by 500,000 shares.

   The purpose of the RSP is to enable the Company to attract, retain, motivate and reward key employees by providing them with a means to acquire an equity interest or to increase such interest in the Company in return for high levels of individual contribution and continued service.

   Key employees of the Company and its subsidiaries who perform services which contribute materially to the management, operation and development of the Company's business are eligible to receive shares of Class A common stock under the RSP ("Restricted Stock"). The compensation committee administers the RSP and designates the key employees to receive Restricted Stock, the time or times and the size and terms of each individual grant of Restricted Stock under the RSP. As of November 1, 2000, there were approximately 81,000 Class A shares available to be granted under the RSP. In addition, approximately 377,000 shares of Restricted Stock are currently outstanding under the RSP. Approximately 60 employees were granted Restricted Stock under the RSP during the last fiscal year.

   Shares granted under the RSP consist of authorized but unissued shares or treasury shares. If, at any time, shares of Class A common stock issued pursuant to the RSP are forfeited to the Company in connection with the restrictions imposed on such shares, such reacquired shares will become available for issuance under the RSP at any time prior to its termination. In addition, any shares of Class A common stock withheld to pay, in whole or in part, the amount required to be withheld under applicable tax laws, shall become available for issuance under the RSP at any time prior to its termination.

    The compensation committee may take such action with regard to adjusting the number of shares that may be granted under the RSP as it considers to be equitable in its sole and absolute discretion in the event there is any change in the outstanding Class A common stock, or any event that could cause a change in the outstanding Class A common stock, including, without limitation, by reason of a stock dividend, stock split, reverse stock split, spin-off, recapitalization, reclassification, merger, consolidation, combination, exchange or conversion of shares, or any other similar type of event.

   Restricted Stock granted under the RSP will vest on a cumulative basis in equal annual increments of one-fourth of the shares granted commencing four years after the date of grant and ending seven years after the date of grant. The compensation committee may accelerate the vesting of any shares of Restricted Stock granted under the RSP as the compensation committee deems necessary and appropriate to effectuate the purpose of the RSP. An employee may not assign his or her rights in the RSP and Restricted Stock granted thereunder may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated so long as the shares are subject to forfeiture and other restrictions under the RSP.

   In the event a participant's employment terminates for any reason other than death, retirement, disability, or a change in control as defined in the RSP and summarized above under "Employment Contracts, Termination of Employment and Change in Control Arrangements," any shares of Restricted Stock which have not vested or are still subject to other forfeiture conditions will be automatically forfeited to the Company. In the event a participant's employment terminates due to death, retirement or disability, the compensation committee may waive any forfeiture conditions on any shares of Restricted Stock granted to such participant, including any uncompleted portion of the time restriction.

   In the event of the occurrence of a change in control, as defined in the RSP, all outstanding shares of Restricted Stock shall immediately become fully vested.

   A participant granted Restricted Stock under the RSP will have full voting and, unless otherwise determined by the compensation committee, dividend rights with respect to such shares of Restricted Stock. Any stock dividends will be subject to the same restrictions on transferability as the shares of Restricted Stock. In connection with the grant of Restricted Stock, a participant may be required to grant to the Company a security interest in the Restricted Stock to secure payment of any sums becoming due to the Company.

   When a participant is required to pay to the Company an amount required to be withheld under applicable tax laws in connection with the vesting of Restricted Stock, the participant may satisfy this obligation, in whole or in part, by making an election to have the Company withhold shares of Class A common stock, having a value equal to the amount required to be withheld.

   The RSP may be amended at any time by the compensation committee or the board of directors, provided, however, that no such amendment may increase the maximum number of shares which may be granted under the RSP, except as otherwise provided in the RSP, or permit the granting of Restricted Stock to anyone other than key employees of the Company and its subsidiaries.

   The board of directors recommends that the stockholders vote FOR the re-approval of the Alberto-Culver Company 1994 Restricted Stock Plan, as amended.

            Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Company. Based solely on its review of such reports received by it, the Company believes that during fiscal year 2000 its executive officers, directors and greater than 10% beneficial owners complied with all applicable filing requirements under
Section 16(a) of the Exchange Act except that Mr. Thomas J. Pallone, a former executive officer, filed one Form 4 late covering one transaction.

                         Independent Public Accountants

   The board of directors of the Company has selected KPMG LLP as independent public accountants for the Company for the fiscal year ending September 30, 2001. KPMG LLP has served the Company in the capacity of independent public accountants since 1955. Representatives of that firm are expected to be present at the annual meeting of stockholders with an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions presented at the meeting by stockholders.

                                Other Business

   Management knows of no other matters which will be brought before the meeting. However, if other matters are properly brought before the meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters. For business to be properly brought before the meeting by a stockholder, notice in proper written form must be given to the Secretary not more than 120 days and not less than 90 days in advance of the anniversary date of the immediately preceding annual meeting and otherwise be in compliance with the Company's Bylaws.

                             Stockholder Proposals

   Any stockholder proposals intended to be included in the Company's 2001 proxy materials must be received by August 14, 2001 and must otherwise comply with the requirements of Rule 14a-8 of the Securities and Exchange Commission.

                     Cost and Method of Proxy Solicitation

   The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, brokerage houses, nominees and other custodians and fiduciaries will be requested to send the proxy materials to their principals and the Company will reimburse them for their reasonable expenses.

                                   By Order of the Board of Directors

                                            /s/Bernice E. Lavin



                                            BERNICE E. LAVIN
                                                Secretary

                                    ANNEX A

                             ALBERTO-CULVER COMPANY

                              THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

                                    CHARTER


   The primary purpose of the Audit Committee ("Committee") of the Board of Directors ("Board") is to assist the Board in fulfilling its oversight responsibilities relating to accounting, reporting practices, and the quality and integrity of the financial reports and other publicly disseminated financial information of the Company.

COMPOSITION

   The Audit Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be independent of the Company and management, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee.

   All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

   Each member of the Committee shall satisfy the eligibility requirements for membership on an audit committee established by the New York Stock Exchange.
The Board shall appoint the members of the Committee annually who shall serve until their successors are appointed and qualify, and shall designate the chairman. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to such new member(s) satisfying the qualification requirements established by the New York Stock Exchange. Except as expressly provided in this charter or the bylaws of the Company, the Committee shall fix its own rules of procedure.

RESPONSIBILITIES

   The Audit Committee will meet four times per year, or more frequently as circumstances require at the discretion of the Committee. The Chairman of the Committee will approve the agenda for each meeting. Minutes of each meeting shall be recorded. In certain circumstances, the Chairman of the Committee may represent or act on behalf of the entire Committee. Attendees at Committee meetings will generally include, at the request of the Committee, the Public Accountants, the Director of Corporate Audit, and any member(s) of management or others who may provide pertinent information. At these meetings, as appropriate, the Committee will:

Financial Information and Reports
---------------------------------

(1) Review and discuss with management the Company's year-end audited financial statements and related footnotes and the opinion rendered by the Public Accountants prior to filing or distribution.

(2) Discuss with the Public Accountants prior to releasing year-end earnings the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61 - Communication With Audit Committees, as amended by SAS No. 90 - Audit Committee Communication, or as may be further modified or supplemented, including the quality of accounting principles and financial reporting and other matters that should be communicated to the Committee under the professional standards of the American Institute of Certified Public Accountants.

(3) Prepare a report to be included in the Company's annual Proxy Statement stating whether the Committee has (i) reviewed and discussed the audited financial statements with management, (ii) discussed with the Public Accountants the matters required by SAS No. 61, as amended by SAS No. 90, or as may be further modified or supplemented, (iii) received from the Public Accountants disclosures regarding their independence required by the Independence Standards Board Standard No. 1 - Independence Discussions with Audit Committees, (iv) discussed with the Public Accountants their independence, and (v) based on the review and discussions referred to in (i) through (iv), recommend to the Board that the audited Financial Statements be included in the Annual Report on Form 10-K.

(4) Review significant financial reports released to the public, or filed with the Securities and Exchange Commission.

Public Accountants
------------------

(1) Ensure that the Public Accountant remains ultimately accountable to the Board and the Committee, and that the Board and the Committee have ultimate authority and responsibility to (a) select the Public Accountant, considering such factors as independence, objectivity and effectiveness, (b) to evaluate the performance of the Public Accountant and, (c) where appropriate, to replace the Public Accountant.

(2) Review and approve the annual audit plan and compensation arrangements of the Public Accountants.

(3) Ensure that the Committee receives periodic reports from the Public Accountants regarding relationships between the Public Accountant and the Company, including all matters required by Independence Standards Board Standard No. 1. Discuss with the Public Accountant any relationships or services that may affect their objectivity and independence and, when appropriate, recommend that the Board take appropriate action to satisfy itself of the independence of the Public Accountant.

Risk Management and Controls
----------------------------

(1) Inquire of management, the Public Accountants, and the Director of Corporate Audit about significant liability risks or exposures and assess the steps which management has taken to minimize such risks and monitor control of these areas.

(2) Review with the Public Accountants and the Director of Corporate Audit their findings on the adequacy and effectiveness of internal controls and their recommendations for improving the internal control environment.

(3) Conduct private sessions as deemed necessary with the Public Accountants, the Director of Corporate Audit, financial management or any other party or person so as to ensure that information is adequately flowing to the Committee.

(4) Review with the Director of Corporate Audit the annual internal audit plan, significant findings from specific audits and the coordination of audit coverages with the Public Accountants.

(5) Periodically review with the Company's legal counsel any matters that could have a significant impact on the Company's financial statements, such as compliance with laws and regulation, and inquiries received from governmental agencies and regulators.

(6) Review management's monitoring of adherence to the Company's Compliance Policy Manual.

(7) Review and approve the appointment, replacement, reassignment, or dismissal of the Director of Corporate Audit. The Committee also will periodically review the Corporate Audit Department's charter.

General
-------

(1) Perform any other action necessary to comply with the regulations of the Securities and Exchange Commission, the New York Stock Exchange or applicable law.

(2) Review and reassess the adequacy of the Audit Committee Charter annually and recommend changes, if any, to the Board.

    While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Public Accountants. The Committee's recommendation to the Board that the audited Financial Statements be included in the Company's Annual Report on Form 10-K is therefore not a representation that such audited Financial Statements are presented fairly in accordance with generally accepted accounting principles or that the audit complied with generally accepted auditing standards.

                                  DETACH HERE
--------------------------------------------------------------------------------

                                     PROXY

                            ALBERTO-CULVER COMPANY

                       Annual Meeting, January 25, 2001

                   Proxy Solicited by the Board of Directors

The undersigned hereby appoints HOWARD B. BERNICK, WILLIAM J. CERNUGEL and BERNICE E. LAVIN, each with power of substitution, to vote all shares which the undersigned stockholder would be entitled to vote if personally present and, if applicable, hereby directs the trustee of each of the Alberto-Culver Company Employees' Profit-Sharing Plan, the Alberto-Culver 401(k) Savings Plan and the Sally Beauty 401(k) Savings Plan to vote the shares of stock of Alberto-Culver Company allocated to the account of the undersigned which the undersigned is entitled to vote pursuant to such employee benefit plan at the Annual Meeting of Stockholders of Alberto-Culver Company to be held on January 25, 2001, and at any adjournment thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE THREE NOMINEES FOR DIRECTOR SET FORTH ON THE REVERSE SIDE, "FOR" RE-APPROVAL OF THE COMPANY'S EMPLOYEE STOCK OPTION PLAN OF 1988, AS AMENDED, AND "FOR" RE-APPROVAL OF THE COMPANY'S 1994 RESTRICTED STOCK PLAN, AS AMENDED.

-----------------                                              -----------------
SEE REVERSE SIDE  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)  SEE REVERSE SIDE
-----------------                                              -----------------

[X] Please mark
    votes as in
    this example

1.  Election of directors                                                                            FOR      AGAINST    ABSTAIN
    Nominees: A. G. Atwater, Jr., Sam J.     2.  Re-Approval of the Company's Employee Stock
    Susser, and William W. Wirtz.                Option Plan of 1988, as Amended.                    [_]       [_]        [_]

              FOR        WITHHELD            3.  Re-Approval  of the Company's 1994                  FOR      AGAINST   ABSTAIN
                                                 Restricted Stock Plan, as Amended.
              [_]          [_]                                                                       [_]       [_]        [_]
                                             4.  In the discretion of the board of directors, on any other matters that may
  [_]                                            properly come before the meeting.
     _____________________________________
     For all nominees except as noted above

                                             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                              [_]

                                             The board of directors recommends a vote FOR election of each of the nominees for director listed hereon, FOR the re-approval of the Company's Employee
                                             Stock Option Plan of 1988, as Amended, and FOR the re-approval of the
                                             Company's 1994 Restricted Stock Plan, as Amended.

                                             Please sign here exactly as your name (or names) appear on this proxy.
                                             Persons signing as executors, administrators, trustees, guardians or attorneys should so indicate when signing. Where there is more than one owner, each must sign.

Signature: _______________________________________ Date:__________ Signature:  ________________________________________Date: _______

December 12, 2000


Dear Retirement Benefit Plan Participant:

The Annual Meeting of Stockholders of Alberto-Culver Company (the "Company") will be held on January 25, 2001. The record date for determining stockholders entitled to vote at the meeting was December 1, 2000. Through your participation in the Alberto-Culver Company Employees' Profit Sharing Plan, the Alberto-Culver 401(k) Savings Plan and/or the Sally Beauty 401(k) Savings Plan (collectively, the "Plans"), you are the beneficial owner of the Company's Class B Common Stock and may instruct CG Trust Company, the trustee of each of the Plans, how to vote your shares.

The number of Class B shares in your retirement benefit plan(s) appears at the top of the enclosed proxy card and is identified by a suffix beginning with the following letters: "PS" (Alberto-Culver Company Employees' Profit Sharing Plan), "SB" (Sally Beauty 401(k) Savings Plan) or "AC" (Alberto-Culver 401(k) Savings
Plan). If you are the registered shareholder of either Class A or Class B Common Stock outside of the Plans, these shares will be identified on your proxy card by a suffix: "CLA" (Class A Common Stock) and "CLB" (Class B Common Stock).

Please read the enclosed Notice of Meeting and Proxy Statement carefully. Please mark your choices, sign the enclosed proxy card and return the card in the enclosed postage-paid envelope to the Company's transfer agent, EquiServe L.P., Proxy Department P.O. Box 9381, Boston, MA 02205-9381 so that the card is received before January 22, 2001.

The trustee of the Plans will have the voting instructions of each participant in the Plans tabulated and will vote the shares of the participants by submitting a final proxy card for inclusion in the tally at the Annual Meeting.

Sincerely,

/s/Kent E. Madlinger

Kent E. Madlinger
Manager, Retirement & Incentive Plans

                            ALBERTO-CULVER COMPANY

                      EMPLOYEE STOCK OPTION PLAN OF 1988

                     (as amended through January 25, 2001)


1.   Purpose of ACSOP

     The Alberto-Culver Company Employee Stock Option Plan of 1988 (hereinafter called the "ACSOP") is intended to encourage ownership of the Class A common stock of Alberto-Culver Company (hereinafter called the "Company") by eligible key employees of the Company and its subsidiaries and to provide incentives for them to make maximum efforts for the success of the business. Options granted under the ACSOP will be non-qualified options (not incentive options as defined in Section 422 of the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder (the "Code")).

2.   Eligibility

     Key employees of the Company and its subsidiaries who perform services which contribute materially to the management, operation and development of the business ("Optionees") will be eligible to receive options under the ACSOP. At their request, Mr. Leonard H. Lavin and Mrs. Bernice E. Lavin are ineligible to receive options under the ACSOP.

3.   Administration

     The Compensation Committee of the Board of Directors of the Company (the "Committee") shall have full power and authority, subject to the express provisions of the ACSOP, to determine the purchase price of the stock covered by each option, the Optionees to whom and the time or times at which options shall be granted, the terms and conditions of the options, including the terms of payment therefor, and the number of shares of stock to be covered by each option. The Committee shall have full power to construe, administer and interpret the ACSOP, and full power to adopt such rules and regulations as the Committee may deem desirable to administer the ACSOP. No member of the Committee shall be liable for any action or determination made in good faith with respect to the ACSOP or any option thereunder. The determination of the Committee as to any disputed question arising under the ACSOP, including questions of construction and interpretation, shall be final, conclusive and binding.

     The Committee may, in its discretion, delegate to a committee of member(s) of the Committee its authority with respect to such matters under the ACSOP and options granted under the ACSOP as the Committee may specify.

     The Committee shall be comprised solely of members each of whom shall be an "outside director" within the meaning of Section 162(m) of the Code, and a "non-employee director" within the meaning of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder ("Section 16"), provided, however, that if any member of the Committee is not (i) an "outside director" within the meaning of Section 162(m) of the Code or (ii) a "non-employee director" within the meaning of Section 16, the Committee shall set up a subcommittee comprised solely of outside directors and non-employee directors for purposes of all matters arising under this ACSOP involving "officers" within the meaning of Rule 16a-1(f) under Section 16, and "covered employees" within the meaning of Section 162(m) of the Code for the plan year at issue.

4.   Number of Shares of Stock to be Offered

     The Committee may authorize from time to time the issuance pursuant to the ACSOP of shares not to exceed 15,400,000 of the Company's Class A common stock in the aggregate, subject to adjustment under paragraph 10 hereof. Such shares of Class A common stock which may be issued pursuant to options granted under the ACSOP may be authorized and unissued shares or issued and reacquired shares as the Committee from time to time may determine. If any option granted under the ACSOP shall terminate or be surrendered or expire unexercised in whole or in part, the shares of stock so released from such option may be made the subject of additional options granted under the ACSOP. In addition, any shares of Class A common stock withheld to pay, in whole or in part, the amount required to be withheld under applicable tax laws in accordance with paragraph 7(d) hereof, may be made the subject of additional options granted under the ACSOP.

5.   Option Price

     The purchase price under each option granted pursuant to the ACSOP shall be determined by the Committee but shall not be less than the Fair Market Value (as defined below) of the Company's Class A common stock at the time the option is granted. For purposes of the ACSOP, "Fair Market Value" shall mean the average of the high and low transaction prices of a share of Class A common stock as reported in the New York Stock Exchange Composite Transactions on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported.

6.   Grant of Options

     The Committee may not grant to any individual Optionee in any fiscal year an option or options with respect to more than 400,000 shares of Class A common stock.

7.   Term and Exercise of Options

     (a) Each option granted shall provide that it is not exercisable after the expiration of ten (10) years from the date the option is granted, or such shorter period as the Committee determines, and each option shall be subject to the following limitations upon its exercise:

     (i) Except as otherwise provided in paragraph 11(a) hereof, no option may be exercised until the day preceding the anniversary date of the grant of the option.

     (ii) Except as otherwise provided in paragraph 11(a) hereof, on the day preceding the anniversary date of the grant of the option in each of the four calendar years immediately following the year of the grant of the option, the right to purchase twenty-five percent (25%) of the total number of shares of stock specified in the option shall accrue to the Optionee. Subject to paragraph 8 hereof, each such right to purchase such twenty-five percent (25%) may be exercised, in whole or in part, at any time after such right accrues and prior to the expiration of the term of the option.

     (b) Notwithstanding the foregoing or paragraph 8 hereof, the Committee may in its discretion (i) specifically provide at the date of grant for another time or times of exercise; (ii) accelerate the exercisability of any option subject to such terms and conditions as the Committee deems necessary or appropriate to effectuate the purpose of the ACSOP including, without limitation, a requirement that the Optionee grant to the Company an option to repurchase all or a portion of the number of shares acquired upon exercise of the accelerated option for their Fair Market Value on the date of grant; or (iii) at any time prior to the expiration or termination of any option previously granted, extend the term of any option (including such options held by officers or directors) for such additional period as the Committee, in its discretion, shall determine. In no event, however, shall the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, exceed ten years.

     (c) An option may be exercised (subject to the receipt of payment) by giving written notice to the Secretary of the Company specifying the number of shares to be purchased. The full purchase price for such shares may be paid either in cash, by check or by delivery of previously owned shares of Class A common stock, or by a combination of these methods of payment. Payment must be received by the Secretary of the Company before any exercise is consummated.
For purposes of the delivery of previously owned shares of Class A common stock, the per share value of such shares shall be the Fair Market Value on the date of exercise.

     (d) At any time when an Optionee is required to pay to the Company an amount required to be withheld under applicable tax laws in connection with the exercise of an option, the Optionee may satisfy this obligation in whole or in part by making an election ("Election") to have the Company withhold shares of Class A common stock of the Company, or, if the Committee so determines, by delivering previously owned shares of Class A common stock of the Company ("Delivery") having a value equal to the amount required to be withheld. The value of the shares to be withheld or delivered shall be based on the Fair Market Value of the Class A common stock of the Company on the date of exercise (the "Tax Date"). Each Election or Delivery must be made on or prior to the Tax Date and shall be irrevocable. The Committee may disapprove any Election or Delivery or may suspend or terminate the right to make Elections or Deliveries.

8.   Continuity of Employment

     (a) Each option shall be subject to the following in addition to the restrictions set forth in paragraphs 6 and 7 hereof:

     (i) If an Optionee dies without having fully exercised his or her option, the executors or administrators of his or her estate or legatees or distributees shall have the right during the one (1) year period following his or her death (but not after the expiration of the term of such option) to exercise such option in whole or in part but only to the extent that the Optionee could have exercised it at the date of his or her death.

     (ii) If an Optionee's termination of employment is due to retirement or disability, the Optionee's option shall terminate three (3) months after his or her termination of employment (but not after the expiration of the term of such option) and may be exercised only to the extent that such Optionee could have exercised it at the date of his or her termination of employment. For purposes of the ACSOP, (i) "retirement" shall have the meaning provided in the Company's Employees' Profit Sharing Plan or, in the absence of such a definition, termination of employment that occurs on or after the first day of the month following the month in which the Optionee attains his or her 65/th/ birthday and (ii) "disability" shall have the meaning provided in the Company's applicable long-term disability plan and such disability continues for more than three months or, in the absence of such a definition, when an Optionee becomes totally disabled as determined by a physician mutually acceptable to the Optionee and the Committee before attaining his or her 65/th/ birthday and if such total disability continues for more than three months. Disability does not include any condition which is intentionally self-inflicted or caused by illegal acts of the Optionee.

     (iii) If an Optionee's termination of employment is for any reason other than death, retirement or physical disability, the Optionee's option shall terminate upon said termination of employment and the Company shall have the right within a period of one year after said termination of employment to reacquire at the option price any stock acquired by the Optionee by exercise of an option within ninety (90) days prior to said termination of employment; provided, however, that if such termination of employment occurs following a Change in Control (as such term is defined in paragraph 11(b) hereof), the Optionee's option shall terminate three (3) months after his or her termination of employment (but not after the expiration of the term of such option) and may be exercised to the extent that such Optionee could have exercised it at the date of his or her termination of employment and the Company shall have no right to reacquire any stock acquired by the Optionee by exercise of an option.

     (b) Nothing contained in the ACSOP or any option granted pursuant to the ACSOP shall confer upon any Optionee any right to be continued in the employment of the Company or any subsidiary or shall prevent the Company or any subsidiary from terminating an Optionee's employment at any time, with or without cause. The determination by the Committee of whether an authorized leave of absence constitutes a termination of employment shall be final, conclusive and binding.

9.   Non-Transferability of Options

     An option granted under the ACSOP shall not be assignable or transferable by an Optionee otherwise than by will or the laws of descent and distribution, and an option shall be exercisable during the lifetime of the Optionee only by him or her. An option transferred by will or the laws of descent and distribution may only be exercised by the legatee or distributee during the one year period following the Optionee's death and may only be exercised to the extent it was exercisable by the Optionee prior to his or her death.

10.  Adjustment upon Change in Stock

     Each option and the number and kind of shares subject to future options under the ACSOP may be adjusted, as may be determined to be equitable in the sole and absolute discretion of the Committee, in the event there is any change in the outstanding Class A common stock, or any event that could cause a change in the outstanding Class A common stock, including, without limitation, by reason of a stock dividend, recapitalization, reclassification, issuance of Class A common stock, issuance of rights to purchase Class A common stock, issuance of securities convertible into or exchangeable for Class A common stock, merger, consolidation, stock split, reverse stock split, spin-off, combination, exchange or conversion of shares, or any other similar type of event. The Committee's determination of any adjustment pursuant to this paragraph10 shall be final, conclusive and binding.

11.  Change in Control

     (a) (1) Notwithstanding any provision of the ACSOP, in the event of a Change in Control, all outstanding options shall immediately be exercisable in full and shall be subject to the provisions of paragraph 11(a)(2) or 11(a)(3), to the extent that either such paragraph is applicable.

          (2) Notwithstanding any provision of the ACSOP, in the event of a Change in Control in connection with which the holders of shares of the Company's Class A common stock receive shares of common stock that are registered under Section 12 of the Exchange Act, all outstanding options shall immediately be exercisable in full and there shall be substituted for each share of the Company's Class A common stock available under the ACSOP, whether or not then subject to an outstanding option, the number and class of shares into which each outstanding share of the Company's Class A common stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share of each option shall be appropriately adjusted by the Committee or the committee to which authority has been delegated pursuant to paragraph 3 hereof, such adjustments to be made without an increase in the aggregate purchase price.

          (3) Notwithstanding any provision in the ACSOP, in the event of a Change in Control in connection with which the holders of the Company's Class A common stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding option shall be surrendered to the Company by the holder thereof, and each such option shall immediately be cancelled by the Company, and the holder shall receive, within ten (10) days of the occurrence of such Change in Control, a cash payment from the Company in an amount equal to the number of shares of the Company's Class A common stock then subject to such option, multiplied by the excess, if any, of (i) the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of the Company's Class A common stock on the date of occurrence of the Change in Control over (ii) the purchase price per share of the Company's Class A common stock subject to the option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 of the Exchange Act and the rules and regulations thereunder.

     (b)  "Change in Control" means:

          (1)  The occurrence of any one or more of the following events:

               (A) The acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act of both (x) 20% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") and (y)
          combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons (as such term is defined in paragraph 11(c)); provided, however, that a Change in Control shall
                            --------  -------
          not result from an acquisition of Company Voting Securities:

                    (i) directly from the Company, except as otherwise provided in paragraph 11(b)(2)(A);

                    (ii) by the Company, except as otherwise provided in paragraph 11(b)(2)(B);

                    (iii) by an Exempt Person;

                    (iv) by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

                    (v) by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i) and (ii) of paragraph 11(b)(1)(C) shall be satisfied.

               (B) The cessation for any reason of the members of the Incumbent Board (as such term is defined in paragraph 11(d)) to constitute at least a majority of the Board of Directors of the Company (hereinafter called the "Board").

               (C) Approval by the stockholders of the Company of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation:

                    (i) more than 60% of the combined voting power of the then outstanding securities of the corporation resulting from such reorganization, merger or consolidation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation; and

                    (ii) at least a majority of the members of the board
               of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation.

               (D) Approval by the stockholders of the Company of the sale or other disposition of all or substantially all of the assets of the Company other than (x) pursuant to a tax-free spin-off of a subsidiary or other business unit of the Company or (y) to a corporation with respect to which, immediately after such sale or other disposition:

                    (i) more than 60% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such sale or other disposition; and

                    (ii) at least a majority of the members of the board of
               directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.

               (E) Approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

          (2)  Notwithstanding the provisions of paragraph 11(b)(1):

               (A) no acquisition of Company Voting Securities shall be subject to the exception from the definition of Change in Control contained in clause (i) of paragraph 11(b)(1)(A) if such acquisition results from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company; and

               (B) for purposes of clause (ii) of paragraph 11(b)(1)(A), if any Person (other than the Company, an Exempt Person or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall, by reason of an acquisition of Company Voting Securities by the Company, become the beneficial owner of (x) 20% or more of the combined voting power of the Outstanding Company Voting Securities and (y) combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons, and such Person shall, after such acquisition of Company Voting Securities by the Company, become the beneficial owner of any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control.

     (c)  "Exempt Person" (and collectively, the "Exempt Persons") means:

          (1)  Leonard H. Lavin or Bernice E. Lavin;

          (2) any descendant of Leonard H. Lavin and Bernice E. Lavin or the spouse of any such descendant;

          (3) the estate of any of the persons described in paragraph 11(c)(1) or (2);

          (4) any trust or similar arrangement for the benefit of any person described in paragraph 11(c)(1) or (2); or

          (5) the Lavin Family Foundation or any other charitable organization established by any person described in paragraph 11(c)(1) or (2).

     (d) "Incumbent Board" means those individuals who, as of October 24, 1996, constitute the Board, provided that:
                      --------

          (1) any individual who becomes a director of the Company subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved either by the vote of at least a majority of the directors then comprising the Incumbent Board or by the vote of at least a majority of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons shall be deemed to have been a member of the Incumbent Board; and

          (2) no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board or the Exempt Persons shall be deemed to have been a member of the Incumbent Board.

12.  Amendment and Discontinuance

     The Committee or the Board, without further approval of the stockholders, may, at any time and from time to time, suspend or discontinue the ACSOP in whole or in part or amend the ACSOP in such respects as the Committee or the Board may deem proper and in the best interests of the Company or as may be advisable, provided, however, that no suspension or amendment shall be made which would:

     (i) Adversely affect or impair any option previously granted under the ACSOP without the consent of the Optionee, or

     (ii) Except as specified in paragraph 10, increase the total number of shares for which options may be granted under the ACSOP or decrease the minimum price at which options may be granted under the ACSOP.

13.  Stockholder Approval

     The ACSOP, as amended through January 25, 2001, shall be submitted to the stockholders of the Company for their re-approval at the annual meeting of stockholders to be held on January 25, 2001, or any adjournment thereof, and as so amended shall be subject to the re-approval of the stockholders at such meeting.

                             ALBERTO-CULVER COMPANY
                           1994 RESTRICTED STOCK PLAN

                     (as amended through January 25, 2001)


SECTION 1.  ESTABLISHMENT AND PURPOSE

     1.1  Establishment   The Alberto-Culver Company (the "Company") hereby
establishes a restricted stock plan for Key Employees, as defined herein, which shall be known as the Alberto-Culver Company 1994 Restricted Stock Plan (the "RSP").

     1.2  Purpose   The purpose of the RSP is to enable the Company to attract, retain, motivate, and reward Key Employees by providing them with a means to acquire an equity interest or to increase such interest in the Company in return for high levels of individual contribution and continued service.

     1.3  Definitions   Whenever used herein, the following terms shall have the
meanings set forth below:

     (a)  "Board" means the Board of Directors of the Company.

     (b) "Change in Control" shall have the meaning set forth in Section 7.2(a).

     (c) "Committee" means the Compensation Committee of the Board or, if any member of the Compensation Committee is not (i) an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986 and the rules and regulations thereunder (the "Code") or (ii) a "non-employee director" within the meaning of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder ("Section 16"), the Committee shall set up a subcommittee comprised solely of outside directors and non-employee directors for purposes of all matters arising under this RSP involving "officers" within the meaning of Rule 16a-1(f) under Section 16, and "covered employees" within the meaning of Section 162(m) of the Code for the plan year at issue.

     (d) "Disability" shall have the meaning provided in the Company's applicable long-term disability plan and such disability continues for more than three months or, in the absence of such a definition, when a Participant becomes totally disabled as determined by a physician mutually acceptable to the Participant and the Company before attaining his or her 65th birthday and if such total disability continues for more than three months. Disability does not include any condition which is intentionally self-inflicted or caused by illegal acts of the Participant.

     (e) "Exempt Person" and "Exempt Persons" shall have the meaning set forth in Section 7.2(b).

     (f) "Fair Market Value" shall mean the average of the high and low transaction prices of a share of Class A common stock as reported in the New York Stock Exchange Composite Transactions on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported.

     (g) "Key Employee" means an active, salaried employee (including officers and directors who also are employees) of the Company or its subsidiaries with direct impact on the performance of the Company.

     (h)  "Incumbent Board" shall have the meaning set forth in Section 7.2(c).

     (i) "Participant" means a Key Employee designated by the Committee who is awarded and holds Restricted Stock pursuant to the RSP.

     (j) "Restricted Stock" shall mean the Class A common stock of the Company, $.22 par value, with restrictions as described in Section 6.

     (k)  "Restricted Stock Agreement" shall have the meaning set forth in
          Section 6.1.

     (l) "Retirement" shall have the meaning provided in the Company's Employees' Profit Sharing Plan or, in the absence of such a definition, termination of employment that occurs on or after the first day of the month following the month in which the Participant attains his or her 65th birthday.


SECTION 2.  ADMINISTRATION

     2.1  Administration   The RSP shall be administered by the Committee.  The
Committee shall have full power to construe, administer and interpret the RSP, and full power to adopt such rules and regulations as the Committee may deem desirable to administer the RSP. No member of the Committee shall be liable for any action or determination made in good faith with respect to the RSP or any Restricted Stock thereunder.

     2.2  Finality of Determination   The determination of the Committee as to
any disputed questions arising under this RSP, including questions of construction and interpretation, shall be final, conclusive and binding.

SECTION 3.  ELIGIBILITY AND PARTICIPATION

     3.1  Eligibility   Key Employees of the Company and its subsidiaries are
eligible to receive Restricted Stock under the RSP, in such amounts and on as many occasions as the Committee in its sole discretion may determine.

     3.2  Participation   The Committee shall designate the Key Employees to
receive Restricted Stock, the time or times and the size and terms of each individual grant of Restricted Stock under the RSP.


SECTION 4.  STOCK SUBJECT TO THE RSP

     4.1  Number   The total number of shares of Restricted Stock that may be granted under the RSP shall not exceed 1,000,000. These shares may consist, in whole or in part, of authorized but unissued shares of stock or shares of stock reacquired by the Company and not reserved for any other purpose.

     4.2 Reacquired and Withheld Shares If, at any time, shares of Restricted Stock issued pursuant to the RSP shall have been reacquired by the Company in connection with the restrictions herein imposed on such shares, such reacquired shares again shall become available for issuance under the RSP at any time prior to its termination. In addition, any shares of Restricted Stock withheld to pay, in whole or in part, the amount required to be withheld under applicable tax laws in accordance with Section 6.12 hereof, shall become available for issuance under the RSP at any time prior to its termination.

     4.3  Adjustment upon Change in Stock   The Committee may take such action
with regard to adjustment of the number of shares of Restricted Stock that may be granted hereunder as it considers to be equitable in its sole and absolute discretion in the event there is any change in the outstanding Class A common stock, or any event that could cause a change in the outstanding Class A common stock, including, without limitation, by reason of a stock dividend, stock split, reverse stock split, spin-off, recapitalization, reclassification, merger, consolidation, combination, exchange or conversion of shares, or any other similar type of event. The Committee's determination of any adjustment pursuant to this Section 4.3 shall be final, conclusive and binding.


SECTION 5.  DURATION OF THE RSP

     The RSP shall continue until all Restricted Stock subject to it shall have been granted under the RSP, subject to the provisions of the RSP regarding amendments thereto and termination thereof.

SECTION 6.  SHARES OF RESTRICTED STOCK

     6.1  Grant of Shares of Restricted Stock   Awards of Restricted Stock to
Participants shall be granted under a Restricted Stock Agreement between the Company and the Participant which shall provide that the shares subject to any such award shall be subject to such forfeiture and other conditions, including the provisions of Section 6.7 hereof, as the Committee shall designate.

     6.2 Vesting Except as otherwise provided in Section 7.1 hereof, Restricted Stock granted to Participants will vest on a cumulative basis in equal annual increments of one-fourth of the shares granted, commencing on the day preceding the fourth anniversary of the grant of the Restricted Stock. The shares will be fully vested after a period of seven (7) years from the day preceding the date of grant. The Committee, however, may accelerate the vesting of any Restricted Stock granted hereunder subject to such terms and conditions as the Committee deems necessary and appropriate to effectuate the purpose of the RSP.

     6.3  Transferability   Subject to Section 6.8 hereof, a Participant's
rights under the RSP may not be assigned and any Restricted Stock granted to a Participant may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated as long as the shares are subject to forfeiture or other conditions as provided in this RSP, and as set forth in the Restricted Stock Agreement pursuant to which such shares were granted.

     6.4 Removal of Restrictions Except as otherwise provided herein, or as may be required by applicable law, shares of Restricted Stock covered by each Restricted Stock Agreement made under this RSP will become freely transferable by the Participant upon vesting in accordance with Section 6.2 or Section 7.1.

     6.5 Other Restrictions The Committee may impose such other restrictions on any shares granted pursuant to this RSP as it may deem advisable, including, without limitation, restrictions required by (1) federal securities laws, (2) requirements of any stock exchange upon which such shares of the same class are listed and (3) any state securities laws applicable to such shares.

     6.6  Certificates   In addition to any legends placed on certificates
pursuant to Section 6.5, the Company reserves the right to place on each certificate representing shares of Restricted Stock a restrictive legend, which legend may be in the following form:

     "The sale or other transfer of shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to the restrictions on transfer and forfeiture conditions (which include the satisfaction of certain employment service requirements) set forth in the Alberto-Culver Company 1994 Restricted Stock Plan and Restricted Stock Agreement. A copy of such agreement may be inspected at the offices of the Secretary of the Company.

All certificates representing shares of Restricted Stock shall be held by the Secretary of the Company in escrow on behalf of the Participant awarded such shares, together with a Power of Attorney (if any) executed by the Participant, in the form satisfactory to the Committee and authorizing the Company to transfer such shares as provided in the Restricted Stock Agreement, until such time as all restrictions imposed on such shares pursuant to the RSP and the Restricted Stock Agreement have expired or been earlier terminated.

     6.7  Termination of Employment   In the event that, prior to the removal of
restrictions on shares of Restricted Stock as contemplated by Section 6.4, a Participant's employment with the Company terminates for any reason other than death, Retirement, Disability, or a Change in Control, any shares subject to time period restrictions or other forfeiture conditions at the date of such termination shall automatically be forfeited to the Company. A Participant shall not forfeit any rights to Restricted Stock previously granted to him, solely because he ceases to qualify as a Key Employee.

     6.8  Death, Retirement or Disability

     (a) In the event that, prior to the removal of restrictions on shares of Restricted Stock as contemplated by Section 6.4, a Participant's employment with the Company terminates because of death, Retirement or Disability, any uncompleted portion of a time period restriction or other forfeiture conditions, as set forth in the terms of the Restricted Stock Agreement, may be waived by the Committee. The shares released from such restrictions pursuant to this
Section 6.8 thereafter shall be freely transferable by the Participant, subject to any applicable legal requirements.

     (b) A Participant may from time to time name in writing any person or persons to whom his or her Restricted Stock should be given if the Participant dies, subject to the waiver of any applicable forfeiture conditions by the Committee pursuant to Section 6.8(a) hereof. Each such beneficiary designation will revoke all prior designations by the Participant with respect to the RSP, shall not require the consent of any previously named beneficiary, shall be in a form prescribed by the Committee (if the Committee so prescribes), and will be effective only when filed with the Committee in care of the Secretary of the Company during the Participant's lifetime.

     (c) If a Participant fails to designate a beneficiary before his or her death, as provided above, or if the beneficiary designated by the Participant dies prior to receiving the Restricted Stock hereunder, the Company may transfer the Restricted Stock to the legal representative or representatives of the estate of the Participant.

     6.9  Voting Rights   Participants shall have full voting rights with
respect to shares of Restricted Stock.

     6.10 Dividend Rights   Except as the Committee may otherwise determine,
Participants shall have full dividend rights with any such dividends being paid currently. Dividends paid on shares of Restricted Stock prior to the shares vesting will be treated as wages for federal income tax purposes and will be subject to withholding taxes by the Company. If all or part of a dividend is paid in shares of stock, the dividend shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock that are the basis for the dividend.

     6.11 Security Interest in Shares   In connection with the execution of any
Restricted Stock Agreement, the Committee may require that a Participant grant to the Company a security interest in the shares of Restricted Stock issued or granted pursuant to this RSP to secure the payment of any sums (e.g.: income withholding taxes due when restrictions lapse) then owing or thereafter coming due to the Company by such Participant. This security interest shall continue for such period of time as the certificates representing shares of Restricted Stock are held by the Secretary of the Company in escrow on behalf of the Participant pursuant to Section 6.6.

     6.12 Withholding Taxes Due At any time when a Participant is required to pay to the Company an amount required to be withheld under applicable tax laws in connection with the vesting of Restricted Stock, the Participant may satisfy this obligation in whole or in part by making an election to have the Company withhold shares of Restricted Stock having a value equal to the amount required to be withheld. The value of shares to be withheld shall be based on the Fair Market Value of the Restricted Stock on the date the Participant vests in such shares.


SECTION 7.  CHANGE IN CONTROL

     7.1  Vesting Upon Change in Control   Notwithstanding any provision of the
RSP, all outstanding shares of Restricted Stock shall immediately become fully vested upon the occurrence of a Change in Control.

     7.2  Definitions

     (a)  The term  "Change in Control" means:

             (1)  the occurrence of any one or more of the following events:

                    (A) The acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act of both (x) 20% or more of the combined voting power of the then outstanding securities
             of the Company entitled to vote generally in
             the election of directors (the "Outstanding
             Company Voting Securities") and (y) combined
             voting power of Outstanding Company Voting
             Securities in excess of the combined voting
             power of the Outstanding Company Voting
             Securities held by the Exempt Persons (as such
             term is defined in Section 7.2(b)); provided,
                                                 --------
             however, that a Change in Control shall not
             -------
             result from an acquisition of Company Voting
             Securities:

                        (i) directly from the Company, except as otherwise provided in Section 7.2(a)(2)(A);

                        (ii)  by the Company, except as otherwise provided in
                   Section 7.2(a)(2)(B);

                        (iii) by an Exempt Person;

                        (iv) by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

                        (v) by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses
                   (i) and (ii) of Section 7.2(a)(1)(C) shall be satisfied.

                   (B) The cessation for any reason of the
             members of the Incumbent Board (as such term is defined below) to constitute at least a majority of the Board.

                   (C) Approval by the stockholders of the
             Company of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation:

                        (i) more than 60% of the combined voting power of the then outstanding securities of the corporation resulting from such reorganization, merger or consolidation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation; and

                        (ii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation.

                   (D) Approval by the stockholders of the Company of the sale or other disposition of all or substantially all of the assets of the Company other than (x) pursuant to a tax-free spin-off of a subsidiary or other business unit of the Company or (y) to a corporation with respect to which, immediately after such sale or other disposition:

                        (i) more than 60% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such sale or other disposition; and

                        (ii) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.

                   (E) Approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

             (2) Notwithstanding the provisions of Section 7.2(a)(1):

                   (A)  no acquisition of Company Voting
             Securities shall be subject to the exception from the definition of Change in Control contained in clause (i) of Section 7.2(a)(1)(A) if such acquisition results from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company; and

                   (B)  for purposes of clause (ii) of Section
             7.2(a)(1)(A), if any Person (other than the Company, an Exempt Person or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall, by reason of an acquisition of Company Voting Securities by the Company, become the beneficial owner of (x) 20% or more of the combined voting power of the Outstanding Company Voting Securities and (y) combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons, and such Person shall, after such acquisition of Company Voting Securities by the Company, become the beneficial owner of any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control.

     (b) The term "Exempt Person" (and collectively, the "Exempt Persons") means:

               (1)  Leonard H. Lavin or Bernice E. Lavin;

               (2) any descendant of Leonard H. Lavin and Bernice E. Lavin or the spouse of any such descendant;

               (3) the estate of any of the persons described in Section 7.2(b)(1) or (2);

               (4) any trust or similar arrangement for the benefit of any person described in Section 7.2(b)(1) or (2); or

               (5) the Lavin Family Foundation or any other charitable organization established by any person described in Section 7.2(b)(1) or
     (2).

     (c) The term "Incumbent Board" means those individuals who, as of October 24, 1996, constitute the Board, provided that:
                                --------

               (1) any individual who becomes a director of the Company subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved either by the vote of at least a majority of the directors then comprising the Incumbent Board or by the vote of at least a majority of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons shall be deemed to have been a member of the Incumbent Board; and

               (2) no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board or the Exempt Persons shall be deemed to have been a member of the Incumbent Board.


SECTION 8.  EMPLOYMENT RIGHTS OF EMPLOYEES

     Nothing in this RSP or in any grant of Restricted Stock shall interfere with or limit in any way the right of the Company to terminate any Key Employee's or Participant's employment at any time, or confer upon any Key Employee or Participant any right to continue in the employ of the Company or its subsidiaries.


SECTION 9.  STOCKHOLDER APPROVAL, AMENDMENT AND TERMINATION

     9.1 Stockholder Approval The RSP, as amended through January 25, 2001, shall be submitted to the stockholders of the Company for their re-approval at the annual meeting of stockholders to be held on January 25, 2001, or any adjournment thereof, and as so amended shall be subject to the re-approval of the stockholders at such meeting.

     9.2 Amendment This RSP may be amended at any time by the Committee or the Board; provided that no such amendment shall permit the granting of Restricted Stock to anyone other than as provided in Section 3 hereof, or increase the maximum number of shares of stock that may be granted pursuant to this RSP except pursuant to Section 4.3 hereof, without the further approval of the Company's stockholders.

     9.3  Termination   The Company reserves the right to terminate the RSP at
any time by action of the Committee or the Board.

     9.4  Existing Restrictions   Neither amendment nor termination of this RSP
shall adversely affect any shares previously granted or issued pursuant to this RSP.

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